  As filed with the Securities and Exchange Commission on April 15, 1998.

                                                              File No. 33-59069

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-Effective Amendment No.                                 [ ]

     Post-Effective Amendment No.  4                             [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No.  6                                            [X]


                         ICMG SECULAR TRUST SEPARATE ACCOUNT
                              (Exact Name of Registrant)

                           HARTFORD LIFE INSURANCE COMPANY
                                 (Name of Depositor)

                                    P.O. BOX 2999
                               HARTFORD, CT  06104-2999
                      (Address of Depositor's Principal Offices)

                                    (860) 843-6731

                 (Depositor's Telephone Number, Including Area Code)

                                LESLIE T. SOLER, ESQ.

                                    HARTFORD LIFE
                                    P.O. BOX 2999
                               HARTFORD, CT  06104-2999
                       (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.


It is proposed that this filing will become effective:

      ___      immediately upon filing pursuant to paragraph (b) of Rule 485
      _X_      on May 1, 1998, pursuant to paragraph (b) of Rule 485
      ___      60 days after filing pursuant to paragraph (a)(1) of Rule 485
      ___      on ____________, 1998, pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box:

      ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered: Group Flexible Premium Deferred Variable Annuity Contracts

                               CROSS REFERENCE SHEET
                              PURSUANT TO RULE 495(a)


    N-4 ITEM NO.                             LOCATION IN REGISTRATION STATEMENT
    ------------                             ----------------------------------

1.   Cover Page                              Cover Page

2.   Definitions                             Glossary of Special Terms

3.   Synopsis or Highlights                  Summary

4.   Condensed Financial Information         Financial Information;
                                             Performance Related Information

5.   General Description of Registrant,      The Company; The Separate Account;
     Depositor, and Portfolio Companies      The Funds; The Portfolios; The
                                             Certificate; General Matters

6.   Deductions                              Charges Under the Certificate

7.   General Description of Variable         The Separate Account; The
     Annuity Contracts                       Certificate; Operation of the
     Matters                                 Certificate; General

8.   Annuity Period                          Annuity Benefits

9.   Death Benefit                           Death Benefit

10.  Purchases and Contract Value            Operation of the Certificate

11.  Redemptions                             Operation of the Certificate

12.  Taxes                                   Federal Tax Considerations

13.  Legal Proceedings                       Legal Proceedings

14.  Table of Contents of the Statement      Table of Contents of the Statement
     of Additional Information               of Additional Information

15.  Cover Page                              Cover Page

    N-4 ITEM NO.                             LOCATION IN REGISTRATION STATEMENT
    ------------                             ----------------------------------

16.  Table of Contents                       Table of Contents

17.  General Information and History         Introduction; Description of
                                             Hartford Life Insurance Company

18.  Services                                Safekeeping of Assets

19.  Purchase of Securities Being Offered    Distribution of the Group Annuity

20.  Underwriters                            Distribution of the Group Annuity

21.  Calculation of Performance Data         Calculation of Yield and Return

22.  Annuity Payments                        Annuity Payout Period

23.  Financial Statements                    Financial Statements

24.  Financial Statements and Exhibits       Financial Statements and Exhibits

25.  Directors and Officers of the Depositor Directors and Officers of the
                                             Depositor

26.  Persons Controlled by or Under          Persons Controlled by or Under
     Common Control with the Depositor       Common Control with the Depositor
     or Registrant                           or Registrant

27.  Number of Contract Owners               Number of Contract Owners

28.  Indemnification                         Indemnification

29.  Principal Underwriters                  Principal Underwriters

30.  Location of Accounts and Records        Location of Accounts and Records

31.  Management Services                     Management Services

32.  Undertakings                            Undertakings

                                    PART A

                      ICMG SECULAR TRUST SEPARATE ACCOUNT
[LOGO]                  HARTFORD LIFE INSURANCE COMPANY

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This Prospectus describes OmniFlex-TM-, a group flexible premium deferred variable annuity contract (the "Group Annuity") with individually allocated certificates (the "Certificates," and each individually the "Certificate") issued by Hartford Life Insurance Company ("Hartford"). The Certificates are offered to employee-participants of nonqualified deferred compensation and supplemental executive retirement plans. Premium Payments for each Certificate will be allocated to the subaccounts (the "Divisions") of Hartford Life Insurance Company -- ICMG Secular Trust Separate Account (the "Separate Account").



There are currently twenty-four Divisions available under the Certificate. The underlying investment portfolios (the "Portfolios") for the Divisions are shares of Class IA of the Hartford Capital Appreciation HLS Fund, Inc. ("Hartford Capital Appreciation Fund"), shares of Class IA of the Hartford Bond HLS Fund, Inc. ("Hartford Bond Fund") and shares of Class IA of the Hartford Money Market HLS Fund, Inc. ("Hartford Money Market Fund"); the Limited Maturity Bond Portfolio, the Balanced Portfolio and the Partners Portfolio of Neuberger & Berman Advisers Management Trust; the VIP High Income Portfolio and the VIP Equity-Income Portfolio of Variable Insurance Products Fund; the VIP II Asset Manager Portfolio of Variable Insurance Products Fund II; the Alger American Small Capitalization Portfolio and Alger American Growth Portfolio of The Alger American Fund; the J.P. Morgan Bond Portfolio, the J.P. Morgan Equity Portfolio, the J.P. Morgan Small Company Portfolio and the J.P. Morgan International Opportunities Portfolio of J.P. Morgan Series Trust II; the Fixed Income Portfolio, the High Yield Portfolio, the Equity Growth Portfolio, the Value Portfolio, the Global Equity Portfolio and the Emerging Markets Equity Portfolio of Morgan Stanley Universal Funds, Inc.; and the EAFE-Registered Trademark-Equity Index Fund, the Equity 500 Index Fund and the Small Cap Index Fund of BT Insurance Funds Trust.



This Prospectus sets forth the information concerning the Separate Account that prospective investors should know before investing and should be kept for future reference. Additional information about the Separate Account has been filed with the Securities and Exchange Commission and is available without charge upon request. To obtain the Statement of Additional Information dated May 1, 1998, send a written request to International Corporate Marketing Group, Attn: Group Annuity Operations, 100 Campus Drive, Suite 250, Florham Park, NJ 07932. The Table of Contents of the Statement of Additional Information may be found on page 25 of this Prospectus. The Statement of Additional Information is incorporated by reference into this Prospectus.


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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY CURRENT PROSPECTUSES FOR THE PORTFOLIOS. ALL PROSPECTUSES SHOULD BE RETAINED FOR FUTURE REFERENCE.

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PROSPECTUS DATED: MAY 1, 1998

2                                                HARTFORD LIFE INSURANCE COMPANY
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                               TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----
 GLOSSARY OF SPECIAL TERMS.............................................    3
 FEE TABLE.............................................................    5
 SUMMARY...............................................................    7
 FINANCIAL INFORMATION.................................................    8
 PERFORMANCE RELATED INFORMATION.......................................    8
 THE COMPANY...........................................................    8
 THE SEPARATE ACCOUNT..................................................    8
 THE FUNDS.............................................................    8
 THE PORTFOLIOS........................................................   11
 THE CERTIFICATE.......................................................   13
 OPERATION OF THE CERTIFICATE..........................................   13
   Premium Payments....................................................   13
   Right to Examine Period.............................................   14
   Allocation of Premium Payments......................................   14
   Value of Accumulation Units.........................................   14
   Investment Value....................................................   14
   Transfers Among Divisions...........................................   14
   Asset Rebalancing...................................................   15
   Surrenders and Partial Withdrawals..................................   15
   Processing of Transactions..........................................   16
 CHARGES UNDER THE CERTIFICATE.........................................   16
   Sales Expenses......................................................   16
   Mortality and Expense Risk Charge...................................   16
   Administrative Expense Charge.......................................   17
   Premium Tax Charge..................................................   17
   Federal Tax Charge..................................................   17
 DEATH BENEFIT.........................................................   17
 ANNUITY BENEFITS......................................................   18
   Annuity Options.....................................................   18
   Annuity Unit Valuation..............................................   19
   Determination of Payment Amount.....................................   19
 FEDERAL TAX CONSIDERATIONS............................................   19
   A. General..........................................................   19
   B. Taxation of Hartford and the Separate Account....................   19
   C. Taxation of Annuities -- General Provisions Affecting Purchasers
    Other Than Qualified Retirement Plans..............................   20
   D. Federal Income Tax Withholding...................................   22
   E. Annuity Purchases by Nonresident Aliens and Foreign
    Corporations.......................................................   23
 GENERAL MATTERS.......................................................   23
   Additions, Deletions or Substitutions of Investments................   23
   Assignment..........................................................   23
   Modification........................................................   23
   Misstatement of Age.................................................   23
   Delay of Payments...................................................   23
   Voting Rights.......................................................   23
   Experience Credit...................................................   24
   Distribution of the Group Annuity...................................   24
   Safekeeping of Separate Account Assets..............................   24
   Legal Proceedings...................................................   24
   Legal Counsel.......................................................   24
   Experts.............................................................   24
   Additional Information..............................................   24
 TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION..........   25

HARTFORD LIFE INSURANCE COMPANY                                                3
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                           GLOSSARY OF SPECIAL TERMS


ACCUMULATION UNIT: An accounting unit of measure used to calculate the Investment Value of a Division.



ALLOCATION DATES: The dates we receive and accept Premium Payments. Premium Payments are applied to the Divisions on these Allocation Dates.


ANNUITY COMMENCEMENT DATE: The date payment of an annuity is to begin under each Certificate.

ANNUITY UNIT: An accounting unit of measure used to calculate the amount of annuity payments under a variable annuity option.

ANNUITANT(S): The person(s) upon whose life the Certificate is issued.


BENEFICIARY: The person(s) entitled to receive benefits under the Certificate upon death of the Annuitant or Owner.



CERTIFICATE ANNIVERSARY: An anniversary of the Certificate Date.



CERTIFICATE DATE: The date so designated in the Certificate.


CERTIFICATE YEAR: A period of 12 months following the Certificate Date and each anniversary thereof.

CODE: The Internal Revenue Code of 1986, as amended.


CONTINGENT ANNUITANT: The person designated by the Owner to become the Annuitant upon the Annuitant's death prior to the Annuity Commencement Date.


CUSTOMER SERVICE CENTER: Currently located at ICMG, Group Annuity Operations, 100 Campus Drive, Suite 250, Florham Park, NJ 07932.


DEATH BENEFIT: The amount payable upon the death of an Annuitant or Owner before annuity payments have started.



DIVISION: A subaccount of the Separate Account which invests exclusively in the shares of a specified Portfolio of a Fund.



ENROLLMENT FORM: The form required to be completed prior to issuance of a Certificate.



FUNDS: The registered open-end management investment companies in which assets of the Divisions of the Separate Account may be invested. Currently, the Funds include: (i) Hartford Capital Appreciation Fund; (ii) Hartford Bond Fund; (iii) Hartford Money Market Fund ((i), (ii), and (iii) are collectively referred to in this Prospectus as the "Hartford Funds"); (iv) Neuberger & Berman Advisers Management Trust ("Neuberger & Berman AMT"); (v) Variable Insurance Products Fund ("VIP"); (vi) Variable Insurance Products Fund II ("VIP II"); (vii) The Alger American Fund ("Alger American Fund"); (viii) J.P. Morgan Series Trust II ("J.P. Morgan Series Trust"); (ix) Morgan Stanley Universal Funds, Inc. ("MSUF"); and (x) BT Insurance Funds Trust.



GENERAL ACCOUNT: The assets of Hartford other than those allocated to the Separate Account.



GROUP ANNUITY: The variable annuity described in this Prospectus and providing for payments varying in amount in accordance with the investment experience of the Divisions of the Separate Account.


HARTFORD: Hartford Life Insurance Company.


INVESTMENT VALUE: The sum of the values of each Division's Accumulation Units held under the Certificate.



MAXIMUM DEFERRAL AGE: The Annuitant's 90th birthday.



NET PREMIUM: The amount of premium actually credited to the Divisions.



NYSE: New York Stock Exchange.



OWNER: The entity or person who is the owner of the Certificate, as named in the Certificate, sometimes herein referred to as "You."



PORTFOLIOS: A Hartford Fund or a separate mutual fund, series or portfolio of the remaining Funds. There are currently twenty-four Portfolios available: the Hartford Capital Appreciation Fund, Hartford Bond Fund and Hartford Money Market Fund; the Limited Maturity Bond Portfolio ("N&B AMT Limited Maturity Bond Portfolio"), Balanced Portfolio ("N&B AMT Balanced Portfolio") and Partners Portfolio ("N&B AMT Partners Portfolio") of Neuberger & Berman AMT; the VIP High Income Portfolio and VIP Equity-Income Portfolio of VIP; the VIP II Asset Manager Portfolio of VIP II; the Alger American Small Capitalization Portfolio and Alger American Growth Portfolio of Alger American Fund; the J.P. Morgan Bond Portfolio, J.P. Morgan Equity Portfolio, J.P. Morgan Small Company Portfolio and J.P. Morgan International Opportunities Portfolio of J.P. Morgan Series Trust; the Fixed Income Portfolio ("MS Fixed Income Portfolio"), High Yield Portfolio ("MS High Yield Portfolio"), Equity Growth Portfolio ("MS Equity Growth Portfolio"), Value Portfolio ("MS Value Portfolio"), Global Equity Portfolio ("MS Global Equity Portfolio"), and Emerging Markets Equity Portfolio ("MS Emerging Markets Equity Portfolio") of MSUF; the EAFE-Registered Trademark-Equity Index Fund ("BT EAFE-Registered Trademark- Equity Index Fund"), Equity 500 Index Fund ("BT Equity 500 Index Fund") and Small Cap Index Fund ("BT Small Cap Index Fund") of BT Insurance Funds Trust.


PREMIUM PAYMENT: A payment made to Hartford pursuant to the terms of the Certificate.

PREMIUM TAX: A tax charged by a state or municipality on Premium Payments or Investment Value.


SEC: U.S. Securities and Exchange Commission.

4                                                HARTFORD LIFE INSURANCE COMPANY
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SEPARATE ACCOUNT: The Hartford separate account entitled "ICMG Secular Trust Separate Account."


SURRENDER VALUE: Upon surrender of the Certificate, an amount equal to the Investment Value less any Premium Taxes not previously deducted and any due and unpaid charges.


VALUATION DAY: Each business day that Hartford and each of the Funds value their respective investment portfolios, unless the Certificate indicates otherwise. A business day is any day the NYSE is open for trading or any day the SEC requires mutual funds, unit investment trusts or other investment portfolios to be valued. The value of the Separate Account is determined at the close of the NYSE (generally 4:00 p.m. Eastern Time) on each Valuation Day.


VALUATION PERIOD: The period between the close of business on successive Valuation Days.


VIP: Variable Insurance Products Fund.



VIP II: Variable Insurance Products Fund II.

HARTFORD LIFE INSURANCE COMPANY                                                5
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                                   FEE TABLE



                             Owner Transaction Expenses



 As a Percentage of Premium Payments
     Maximum Sales Load Imposed on Purchases.......................         4.6%(1)
     Federal Tax Charge............................................        0.43%
     Deferred Sales Load...........................................         None

 Separate Account Expenses
     Administrative Expense Charge.................................  $   2.50/mo
     Mortality and Expense Risk Charge.............................        0.65%(2)


------------


(1) The sales load will vary depending on plan characteristics.



(2) Annual expense as a percentage of average Investment Value.



                         Annual Fund Operating Expenses
                         (as a percentage of net assets)



                                                                        TOTAL FUND
                                                                        OPERATING
                                                                         EXPENSES
                                                  MANAGEMENT   OTHER      (AFTER
                                                     FEES     EXPENSES   WAIVERS
                                                    (AFTER     (AFTER     AND/OR
                                                   WAIVERS)   REIMBURSEMENTS) REIMBURSEMENTS)
                                                  ----------  --------  ----------
 Hartford Capital Appreciation Fund..............   0.620%     0.020%     0.640%
 Hartford Bond Fund..............................   0.490%     0.020%     0.510%
 Hartford Money Market Fund......................   0.425%     0.015%     0.440%
 N&B AMT Partners Portfolio (1)..................   0.800%     0.060%     0.860%
 N&B AMT Balanced Portfolio (1)..................   0.850%     0.190%     1.040%
 N&B AMT Limited Maturity Bond Portfolio (1).....   0.650%     0.120%     0.770%
 VIP High Income Portfolio (2)...................   0.590%     0.120%     0.710%
 VIP Equity-Income Portfolio (2).................   0.500%     0.080%     0.580%
 VIP II Asset Manager Portfolio (2)..............   0.550%     0.100%     0.650%
 Alger American Small Capitalization Portfolio...   0.850%     0.040%     0.890%
 Alger American Growth Portfolio.................   0.750%     0.040%     0.790%
 J.P. Morgan Bond Portfolio (3)..................   0.300%     0.450%     0.750%
 J.P. Morgan Equity Portfolio (3)................   0.400%     0.500%     0.900%
 J.P. Morgan Small Company Portfolio (3).........   0.600%     0.550%     1.150%
 J.P. Morgan International Opportunities
    Portfolio (3)................................   0.600%     0.600%     1.200%
 MS Fixed Income Portfolio (4)...................   0.000%     0.700%     0.700%
 MS High Yield Portfolio (4).....................   0.000%     0.800%     0.800%
 MS Equity Growth Portfolio (4)..................   0.000%     0.850%     0.850%
 MS Value Portfolio (4)..........................   0.000%     0.850%     0.850%
 MS Global Equity Portfolio (4)..................   0.000%     1.150%     1.150%
 MS Emerging Markets Equity Portfolio (4)........   0.000%     1.750%     1.750%
 EAFE-Registered Trademark- Equity Index Fund
    (5)..........................................   0.020%     0.630%     0.650%
 Equity 500 Index Fund (5).......................   0.000%     0.300%     0.300%
 Small Cap Index Fund (5)........................   0.000%     0.450%     0.450%


------------


(1) Neuberger & Berman AMT is divided into Portfolios, each of which invests all of its net investable assets in a corresponding series of Advisers Managers Trust. The figures reported under "Management Fee" include the aggregate of the administration fees paid by the Portfolio and the management fee paid by its corresponding series of Advisers Managers Trust. Similarly, "Other Expenses" includes all other expenses of the Portfolio and its corresponding series of Advisers Managers Trust.



(2) A portion of the brokerage commissions that certain funds pay was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been 0.710% for VIP High Income Portfolio, 0.570% for VIP Equity-Income Portfolio and 0.640% for VIP II Asset Manager Portfolio.



(3) Pursuant to a voluntary agreement, fees and expenses were reimbursed to the extent certain expenses exceeded .75%, .90%, 1.15% and 1.20% of the average daily net assets of J.P. Morgan Bond Portfolio, J.P. Morgan Equity Portfolio, J.P. Morgan Small Company Portfolio and J.P. Morgan International Opportunities Portfolio, respectively. Without such reimbursement, total operating expenses would have been 1.910%, 2.310%, 3.810% and 4.250% for J.P. Morgan Bond Portfolio, J.P. Morgan Equity Portfolio, J.P. Morgan Small Company Portfolio and J.P. Morgan International Opportunities Portfolio, respectively.



(4) With respect to the Fixed Income, High Yield, Equity Growth, Value, Global Equity and Emerging Markets Equity Portfolios, the investment adviser has voluntarily agreed to waive its investment advisory fees and to reimburse the Portfolios if such fees would cause their respective "Total Fund Operating

6                                                HARTFORD LIFE INSURANCE COMPANY
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    Expenses" to exceed those set forth in the table above. Absent such reductions, it is estimated that "Management Fees," "Other Expenses" and "Total Fund Operating Expenses" for the Portfolios would have been as follows:



                                                                        TOTAL FUND
                                                  MANAGEMENT   OTHER    OPERATING
                                                     FEES     EXPENSES   EXPENSES
                                                  ----------  --------  ----------
 Fixed Income....................................   0.400%     1.310%     1.710%
 High Yield......................................   0.500%     1.180%     1.680%
 Equity Growth...................................   0.550%     1.500%     2.050%
 Value...........................................   0.550%     1.320%     1.870%
 Global Equity...................................   0.800%     1.630%     2.430%
 Emeging Markets Equity..........................   1.250%     2.870%     4.120%


------------


(5) Without expense waivers and reimbursements, the total operating expenses for BT EAFE-Registered Trademark- Equity Index Fund, BT Equity 500 Index Fund and BT Small Cap Index Fund would have been 2.750%, 2.780% and 3.270%, respectively.

EXAMPLE


                           If you surrender your
                           Certificate or annuitize at the
                           end   of  the  applicable  time
                           period:  You   would  pay   the
                           following  expenses on a $1,000
                           investment,   assuming   a   5%
                           annual return on assets:

 DIVISION                  1 YEAR 3 YEARS 5 YEARS 10 YEARS
                           ------ ------- ------- --------
 Hartford Capital
   Appreciation Fund......  $ 64   $  94   $ 127    $ 224
 Hartford Bond Fund.......    63      90     119      208
 Hartford Money Market
   Fund...................    64      92     123      217
 N&B AMT Limited Maturity
   Bond Portfolio.........    65      98     134      241
 N&B AMT Balanced
   Portfolio..............    68     107     149      276
 N&B AMT Partners
   Portfolio..............    66     101     139      253
 VIP High Income
   Portfolio..............    65      96     131      233
 VIP Equity-Income
   Portfolio..............    64      92     123      217
 VIP II Asset Manager.....    64      94     127      226
 Alger American Small
   Capitalization
   Portfolio..............    67     102     141      257
 Alger American Growth
   Portfolio..............    66      99     135      244
 J.P. Morgan Bond
   Portfolio..............    65      97     133      239
 J.P. Morgan Equity
   Portfolio..............    67     102     141      258
 J.P. Morgan Small Company
   Portfolio..............    69     110     156      290
 J.P. Morgan International
   Opportunities
   Portfolio..............    70     112     158      297
 MS Fixed Income
   Portfolio..............    65      96     130      232
 MS High Yield
   Portfolio..............    66      99     136      245
 MS Equity Growth
   Portfolio..............    66     101     139      251
 MS Value Portfolio.......    66     101     139      251
 MS Global Equity
   Portfolio..............    69     110     156      290
 MS Emerging Markets
   Equity Portfolio.......    76     130     190      367
 EAFE-Registered Trademark-
   Equity Index Fund......    64      94     127      226
 Equity 500 Index Fund....    61      83     108      181
 Small Cap Index Fund.....    62      88     116      200



    The purpose of this table is to assist the Owner in understanding various costs and expenses that an Owner will bear directly or indirectly. The table reflects expenses of the Separate Account and underlying Portfolios. Premium taxes may also be applicable.



    This Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Maximum charges are assumed.

HARTFORD LIFE INSURANCE COMPANY                                                7
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                                    SUMMARY



    This Prospectus has been designed to provide you with the information necessary to make a decision whether to purchase the Certificate offered by Hartford and funded by the Divisions of the Separate Account. Please read the Glossary of Special Terms on pages 3 and 4 prior to reading this Prospectus in order to familiarize yourself with the terms being used.


WHAT IS THE CERTIFICATE AND HOW MAY I PURCHASE ONE?


    The Certificate is individually allocated and offered under a group flexible premium variable annuity contract. Generally, the Certificate is purchased by completing an Enrollment Form and submitting it, along with the initial Premium Payment, to the Customer Service Center for Hartford's approval. Unless otherwise determined by Hartford, the minimum initial Premium Payment is $1,000 per Certificate with a minimum allocation to any Division of $500 per Certificate. Certain plans may make smaller initial and subsequent periodic Premium Payments. Subsequent Premium Payments, if made, must be a minimum of $1,000 or the minimum amount then in effect.


WHO MAY PURCHASE THE CERTIFICATE?

    The Certificates are offered to employee-participants of nonqualified deferred compensation and supplemental executive retirement plans.

WHAT TYPES OF INVESTMENTS ARE AVAILABLE UNDER THE CERTIFICATE?


    The underlying investments available to the Certificate are the Hartford Capital Appreciation Fund, the Hartford Bond Fund and the Hartford Money Market Fund; the Limited Maturity Bond Portfolio, the Balanced Portfolio and the Partners Portfolio of Neuberger & Berman AMT; the VIP High Income Portfolio and the VIP Equity-Income Portfolio of VIP; the VIP II Asset Manager Portfolio of VIP II; the Alger American Small Capitalization Portfolio and Alger American Growth Portfolio of Alger American Fund; the J.P. Morgan Bond Portfolio, the J.P. Morgan Equity Portfolio, the J.P. Morgan Small Company Portfolio and the J.P. Morgan International Opportunities Portfolio of J.P. Morgan Series Trust; and the Fixed Income Portfolio, the High Yield Portfolio, the Equity Growth Portfolio, the Value Portfolio, the Global Equity Portfolio and the Emerging Markets Equity Portfolio of MSUF; the EAFE-Registered Trademark- Equity Index Fund, the Equity 500 Index Fund and the Small Cap Index Fund of BT Insurance Funds Trust; and such other Portfolios as shall be offered from time to time. See "The Portfolios," page 11.



WHAT ARE THE CHARGES UNDER THE CERTIFICATE?


 SALES EXPENSES


    A sales load of not more than 4.6% of each Premium Payment will be deducted for sales expenses. The sales load may vary depending on the characteristics of the group, including such factors as group size, expected number of participants and the anticipated Premium Payment from participants.


 MORTALITY AND EXPENSE RISK CHARGE


    For assuming the mortality and expense risks under the Certificate, Hartford will impose a 0.65% per annum charge against all Investment Value held in the Divisions. See "Mortality and Expense Risk Charge," page 16.


 ADMINISTRATIVE EXPENSE CHARGE

    The Certificate provides for an  administrative expense charge of $2.50  per
month   to  be   deducted  from  the   Investment  Value   to  cover  Hartford's
administrative expenses.

 PREMIUM TAX AND FEDERAL TAX CHARGES


    A deduction will be made for Premium Taxes for Certificates sold in certain states. See "Premium Tax Charge," page 17. In addition, a deduction will be made for the federal tax cost resulting from Section 848 of the Code. See "Federal Tax Charge," page 17.


 CHARGES BY THE PORTFOLIOS


    The Portfolios are subject to certain fees, charges and expenses. See the Fund prospectuses accompanying this Prospectus for more information.


CAN I GET MY MONEY IF I NEED IT?


    Subject to any applicable charges, the Certificate may be surrendered or portions of its Investment Value may be withdrawn at any time prior to the Annuity Commencement Date. The number of partial withdrawals in any Certificate Year is limited to 12. If the remaining Investment Value following a partial withdrawal is less than $1,000, or Hartford's minimum then in effect, Hartford may terminate the Certificate in its entirety. See "Surrenders and Partial Withdrawals," page 15. See also "Federal Tax Considerations," page 19, for a discussion of federal tax consequences, including a 10% penalty tax that may apply upon surrender or withdrawal.



DOES THE CERTIFICATE PAY ANY DEATH BENEFIT?



    A Death Benefit is provided on the death of the Annuitant or Owner before the Annuity Commencement Date and prior to attained age 85. See "Death Benefit," page 17.


WHAT ARE THE AVAILABLE ANNUITY OPTIONS UNDER THE CERTIFICATE?


    There are four annuity options available under the Certificate. See "Annuity Options," page 18. The Annuity Commencement Date may not be deferred beyond the Maximum Deferral Age. If an Owner does not elect otherwise, the Investment Value less applicable Premium Taxes will be applied on the Annuity Commencement Date under the third option to provide a joint and last survivor life annuity.

8                                                HARTFORD LIFE INSURANCE COMPANY
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DOES THE OWNER HAVE ANY VOTING RIGHTS UNDER THE CERTIFICATE?



    Owners will have the right to vote on matters affecting an underlying Portfolio to the extent that proxies are solicited by such Portfolio. If an Owner does not vote, Hartford shall vote such interests in the same proportion as shares of the Portfolio for which instructions have been received by Hartford. See "Voting Rights," page 23.



                             FINANCIAL INFORMATION



    The financial statements of Hartford are included in the Statement of Additional Information. The financial statements of Hartford should be considered only as they relate to the ability of Hartford to meet its obligations under the Group Annuity and Certificates. They should not be considered as relating to the investment performance of the assets held in the Separate Account. No financial statements of the Separate Account are included because, as of the effective date of this Prospectus, no Certificates had been issued.


                        PERFORMANCE RELATED INFORMATION
    The Separate Account may advertise certain performance related information concerning its Divisions. Performance information about a Division is based on the Division's past performance only and is no indication of future performance.

    Each Division may include total return in advertisements or other sales material. When a Division advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant periods if the Division has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Division at the beginning of the relevant period to the value of the investment at the end of the period.


    The Divisions investing in the Hartford Bond Fund and the Limited Maturity Bond Portfolio may advertise yield in addition to total return. The yield will be computed in the following manner: The net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period. This figure reflects the Certificate charges described below.



    The Division investing in the Hartford Money Market Fund may advertise yield and effective yield. The yield of a Division is based upon the income earned by the Division over a seven-day period and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly, but when annualized, the income earned by the investment is assumed to be reinvested in Division units and thus compounded in the course of a 52-week period. Yield reflects the Certificate charges described below.



    Total return for a Division of the Separate Account includes all Certificate charges: sales charge, mortality and expense risk charge, and the administrative expense charge, and is therefore lower than total return at the Portfolio level, where there are no comparable charges. Yield for a Division of the Separate Account includes all recurring charges (except sales charges) and is therefore lower than yield at the Portfolio level, where there are no comparable charges.


    Hartford may provide information on various topics to current and prospective Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), plan and trust arrangements, the advantages and disadvantages of investing in tax-advantaged and taxable instruments, current and prospective Owner profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and investment alternatives, including comparisons between the Certificates and the characteristics of and market for such alternatives.

                                  THE COMPANY


    Hartford is a stock life insurance company engaged in the business of writing health and life insurance, both individual and group, in all states of the United States and the District of Columbia. Hartford was originally incorporated under the laws of Massachusetts on June 5, 1902, and was subsequently redomiciled to Connecticut. Its offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is a subsidiary of Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford is ultimately owned by The Hartford Financial Services Group, Inc., a Delaware corporation.



    Hartford is rated A+ (superior) by A.M. Best and Company, Inc., on the basis of its financial soundness and operating performance. Hartford is rated AA by Standard & Poor's and AA+ by Duff and Phelps, on the basis of its claims paying ability. These ratings do not apply to the investment performance of the Divisions of the Separate Account. The ratings apply to Hartford's ability to meet its insurance obligations, including those described in this Prospectus.



                              THE SEPARATE ACCOUNT



    The Separate Account was established on October 28, 1994, pursuant to a resolution by the Board of Directors of Hartford. It is registered as a unit investment trust under the

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Investment Company Act of 1940 (the "1940 Act"). This registration does not, however, involve supervision by the SEC of the management or the investment practices or policies of the Separate Account or Hartford. The Separate Account meets the definition of "separate account" under the federal securities laws.



    Under Connecticut law, the assets of the Separate Account attributable to the Group Annuity and the Certificates offered by this Prospectus are held exclusively for the benefit of the owners of, and the persons entitled to payments under, those Certificates. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account, are, in accordance with the Certificates, credited to or charged against the Separate Account. Also, the assets in the Separate Account are not chargeable with liabilities arising out of any other business Hartford may conduct. Investment Value allocated to the Divisions will not be affected by the rate of return of Hartford's General Account, nor by the investment performance of any of Hartford's other separate accounts. However, the obligations arising under the Certificates are general obligations of Hartford.



    Currently, the Separate Account has twenty-four Divisions dedicated to the Group Annuity and the Certificates, each of which invests exclusively in a corresponding Portfolio of the Funds. Additional Divisions may be established at Hartford's discretion. The Separate Account may include other divisions which may not be available under the Group Annuity.



    HARTFORD DOES NOT GUARANTEE THE INVESTMENT RESULTS OF THE DIVISIONS OR ANY OF THE UNDERLYING INVESTMENTS. THERE IS NO ASSURANCE THAT INVESTMENT VALUE DURING THE YEARS PRIOR TO RETIREMENT OR THE AGGREGATE AMOUNT OF THE VARIABLE ANNUITY PAYMENTS WILL EQUAL THE TOTAL OF PREMIUM PAYMENTS MADE UNDER THE CERTIFICATE. SINCE EACH PORTFOLIO HAS DIFFERENT INVESTMENT OBJECTIVES AND POLICIES, EACH IS SUBJECT TO DIFFERENT RISKS. THESE RISKS ARE MORE FULLY DESCRIBED IN THE ACCOMPANYING FUND PROSPECTUSES.



                                   THE FUNDS



    The shares of the Portfolios are sold by the Funds to the Separate Account. The assets of the Separate Account attributable to the Group Annuity are invested exclusively in the Divisions. An Owner may allocate Net Premium among the Divisions. Owners should review the brief descriptions of the investment objectives of each of the Portfolios in connection with that allocation. See "The Portfolios," page 11.



    Each Fund continually issues an unlimited number of full and fractional shares of beneficial interest in the relevant Portfolios. In addition to being offered to the Separate Account, each Fund's shares are or may be offered to other separate accounts funding variable annuity contracts and variable life insurance policies issued by Hartford or its affiliates and to separate accounts of other insurance companies. It is conceivable that in the future it may become disadvantageous for both variable annuity and variable life insurance separate accounts or for separate accounts of other life insurance companies to invest in shares of the Funds simultaneously. Although neither Hartford nor any of the Funds currently foresee any such disadvantage, each Fund's Board of Directors or Board of Trustees, as applicable (collectively, the "Boards"), will monitor events in order to identify any material conflict between different variable annuity and variable life owners and to determine what action, if any, should be taken in response thereto, including the possible withdrawal of the Separate Account's participation in any of the Funds. Material conflicts could result from such things as (1) changes in state insurance law, (2) changes in federal income tax law, (3) changes in the investment management of any Portfolio, or
(4) differences between voting instructions given by variable annuity and variable life owners. If the Boards were to conclude that separate underlying funds should be established for variable annuity and variable life insurance separate accounts, Hartford will bear the attendant expenses.



    All investment income of, and other distributions to, each Division arising from the applicable Portfolio are reinvested in shares of that Portfolio at net asset value. Hartford will purchase Portfolio shares in connection with Net Premium allocated to the applicable Division in accordance with Owners' instructions and will redeem Portfolio shares to meet obligations under the Group Annuity and the Certificates or make adjustments in reserves, if any. The Funds are required to redeem Portfolio shares at net asset value and generally to make payment within seven (7) calendar days.



    Applicants should read the Fund prospectuses accompanying this Prospectus in connection with the purchase of a Certificate.



HARTFORD FUNDS



    The Separate Account currently invests in three Funds sponsored by Hartford that are available as part of OmniFlex-TM- -- the Hartford Capital Appreciation Fund, the Hartford Bond Fund, and the Hartford Money Market Fund. Each Hartford Fund is a separate diversified open-end management investment company registered under the 1940 Act and organized as Maryland corporations.



    HL Investment Advisors, Inc. ("HL Advisors") serves as the investment adviser to each of the Hartford Funds. In addition, HL Advisors has entered an investment services agreement with The Hartford Investment Management Company, Inc. ("HIMCO"), pursuant to which HIMCO will provide certain investment services to the Hartford Bond Fund and the Hartford Money Market Fund. Wellington Management Company, LLP ("Wellington Management")

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serves as sub-investment adviser for the Hartford Capital Appreciation Fund.



 NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST



    The Separate Account currently invests in Neuberger & Berman AMT, a diversified open-end management investment company registered under the 1940 Act and organized as a Delaware business trust. Neuberger & Berman AMT consists of several portfolios, including the Limited Maturity Bond Portfolio, Balanced Portfolio and Partners Portfolio available as part of OmniFlex-TM-.



    Each portfolio of Neuberger & Berman AMT invests its assets in its corresponding series of the Advisers Managers Trust, which is also an open-end management investment company registered under the 1940 Act and is organized as a New York common law trust. The investment performance of the Limited Maturity Bond Portfolio, Balanced Portfolio and Partners Portfolio will directly correspond with the investment performance of the corresponding series of the Advisers Managers Trust. This "Master/Feeder Fund" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities.



    Neuberger & Berman Management Incorporated serves as the investment manager of each series of Advisers Managers Trust and as administrator of and distributor of the shares of each portfolio of Neuberger & Berman AMT. Neuberger & Berman, LLC serves as the sub-adviser for each series of Advisers Managers Trust.



 VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE
INSURANCE PRODUCTS FUND II (EACH, A "FIDELITY FUND"
AND COLLECTIVELY, THE "FIDELITY FUNDS")



    The Separate Account currently invests in both Fidelity Funds. The Fidelity Funds are diversified, open-end management investment companies organized as Massachusetts business trusts by Fidelity Management & Research Company ("FMR") and registered under the 1940 Act. The Fidelity Funds consist of several investment portfolios, including the VIP High Income Portfolio, VIP Equity-
Income Portfolio and VIP II Asset Manager Portfolio available as part of OmniFlex-TM-.



    The Fidelity Funds are each managed by FMR. FMR is one of America's largest investment management organizations. It is composed of a number of different companies, which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services.



 THE ALGER AMERICAN FUND



    The Separate Account currently invests in shares of The Alger American Fund, a diversified open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust. The Alger American Fund consists of six series, including the Alger American Small Capitalization and Alger American Growth Portfolios available as part of OmniFlex-TM-.



    The Alger American Fund is managed by Fred Alger Management, Inc. ("Alger Management"), a subsidiary of Fred Alger & Company, Incorporated, which is in turn a subsidiary of Alger Associates, Inc., a financial services holding company. Alger Management has been in the business of providing investment advisory services since 1964.



 J.P. MORGAN SERIES TRUST II



    The Separate Account currently invests in shares of J.P. Morgan Series Trust, a diversified open-end management investment company registered under the 1940 Act and organized as a Delaware business trust. J.P. Morgan Series Trust consists of five portfolios, including the J.P. Morgan Bond, J.P. Morgan Equity, J.P. Morgan Small Company and J.P. Morgan International Opportunities Portfolios available as part of OmniFlex-TM-.



    Each Portfolio of J.P. Morgan Series Trust is advised by J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated which is a bank holding company with a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as financial adviser to national governments.



 MORGAN STANLEY UNIVERSAL FUNDS, INC.



    The Separate Account currently invests in shares of MSUF, an open-end management investment company registered under the 1940 Act and organized as a corporation under the laws of the State of Maryland. MSUF consists of 17 portfolios, including the Fixed Income, High Yield, Equity Growth, Value, Global Equity and Emerging Markets Equity Portfolios available as part of OmniFlex-TM-.



    The investment adviser for Equity Growth, Global Equity and Emerging Markets Equity Portfolios is Morgan Stanley Asset Management Inc., a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., which is a publicly owned global financial services corporation. The investment adviser for Fixed Income, High Yield and Value Portfolios is Miller Anderson & Sherrerd, LLP, which is indirectly wholly-owned by Morgan Stanley Dean Witter & Co.



 BT INSURANCE FUNDS TRUST



    The Separate Account currently invests in the BT Insurance Funds Trust, a diversified open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust. BT Insurance Funds Trust consists of six series, including the EAFE-Registered Trademark- Equity Index Fund, the Equity 500 Index Fund and the Small Cap Index Fund available as part of OmniFlex-TM-.

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    BT Insurance Funds Trust has retained the services of Bankers Trust Global Investment Management, a unit of Bankers Trust Company, as investment manager. Bankers Trust Company conducts a variety of general banking and trust activities and is a major wholesaler supplier of financial services to the international and domestic institutional markets.


                                 THE PORTFOLIOS


    The underlying investment for the Certificates are shares of the Portfolios. The Portfolio corresponding to each Division and its investment objective are described below. Hartford reserves the right, subject to compliance with the law, to offer additional Portfolios with differing investment objectives. Owners should review the following brief descriptions of the investment objectives of the Portfolios.



 HARTFORD CAPITAL APPRECIATION FUND



    Hartford Capital Appreciation Fund seeks to achieve growth of capital by investing in securities selected solely on the basis of potential for capital appreciation.

 HARTFORD BOND FUND


    Hartford Bond Fund seeks to achieve maximum current income consistent with preservation of capital by investing primarily in fixed-income securities. Up to 20% of the total assets of the Portfolio may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor Services, Inc. or "BB" by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Portfolio's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Hartford Funds entitled "High Yield-High Risk Debt Securities."



 HARTFORD MONEY MARKET FUND



    Hartford  Money  Market  Fund  seeks  to  achieve  maximum  current   income
consistent with liquidity and preservation of capital.



 LIMITED MATURITY BOND PORTFOLIO



    N&B AMT Limited Maturity Bond Portfolio seeks to achieve the highest current income consistent with low risk to principal and liquidity; and secondarily, total return. This Portfolio invests in a diversified portfolio primarily consisting of short to intermediate term U.S. government and agency securities and investment grade debt securities issued by financial institutions, corporations, and others. The Portfolio may invest up to 10% of its net assets, measured at the time of investment, in fixed-income securities that are below investment grade.



 BALANCED PORTFOLIO



    N&B AMT Balanced Portfolio seeks to achieve long-term capital growth and reasonable current income without undue risk to principal. It is anticipated that the Portfolio's investment program will normally be managed so that approximately 60% of its total assets will be invested in common and preferred stocks and the remaining assets will be invested in debt securities, primarily investment grade. However, depending on the investment manager's views regarding current market trends, the common stock portion of its portfolio investments may be adjusted downward to as low as 50% or upward to as high as 70%. At least 25% of its assets will be invested in fixed income securities.



 PARTNERS PORTFOLIO



    N&B AMT Partners Portfolio seeks to achieve capital growth. This Portfolio's investment approach is to invest principally in common stocks of medium to large capitalization established companies, using a value-oriented investment approach designed to increase capital with reasonable risk. Its investment program seeks securities believed to be undervalued based on strong fundamentals such as low price-to-earnings ratios, consistent cash flow and the company's track record through all parts of the market cycle.



 VIP HIGH INCOME PORTFOLIO



    VIP High Income Portfolio seeks high current income primarily through investments in all types of income-producing debt securities, preferred stocks and convertible securities. Although the Portfolio has no limits on the quality and maturity of its investments, its strategy typically leads to longer-term, lower-quality, fixed-income securities. These domestic and foreign investments may present the risk of default or may be in default.


 VIP EQUITY-INCOME PORTFOLIO


    VIP Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. This Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks (commonly referred to as "S&P 500"). The Portfolio may invest in high yielding, lower-rated securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities.



 VIP II ASSET MANAGER PORTFOLIO



    VIP II Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term instruments.

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 ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO


    Alger American Small Capitalization Portfolio seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, updated quarterly.

 ALGER AMERICAN GROWTH PORTFOLIO


    Alger American Growth Portfolio seeks long-term capital appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.



 J.P. MORGAN BOND PORTFOLIO



    J.P. Morgan Bond Portfolio seeks high total return consistent with moderate risk of capital and maintenance of liquidity. Although the net asset value of the Portfolio will fluctuate, the Portfolio attempts to preserve the value of its investments to the extent consistent with its objective. Under normal market conditions, 65% of the Portfolio's, assets will be invested in bonds, debentures and other debt instruments. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies and may invest without limitation in U.S. dollar-denominated securities of foreign issuers.



 J.P. MORGAN EQUITY PORTFOLIO



    J.P. Morgan Equity Portfolio seeks high total return from a portfolio comprised of selected equity securities. The Portfolio invests primarily in the common stock of large and medium capitalization U.S. companies.



 J.P. MORGAN SMALL COMPANY PORTFOLIO


    J.P. Morgan Small Company Portfolio seeks high total return from a portfolio of equity securities of small companies. The Portfolio invests at least 65% of the value of its total assets in the common stock of small U.S. companies primarily with market capitalizations less than $1 billion.



 J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO



    J.P. Morgan International Opportunities Portfolio seeks high total return from a portfolio of equity securities of foreign corporations. Under normal market conditions, the Portfolio will invest in a minimum of three different foreign countries.



 FIXED INCOME PORTFOLIO



    MS Fixed Income Portfolio seeks above average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. government and agency securities, corporate bonds, foreign bonds, mortgage-backed securities of domestic issuers, and other fixed income securities and derivatives. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in fixed income securities, not more than 20% of which will be below investment grade (commonly referred to as "high yield securities" or "junk bonds").


 HIGH YIELD PORTFOLIO


    MS High Yield Portfolio seeks above average total return over a market cycle of three to five years by investing at least 65% of its total assets in high yield securities of U.S. and foreign issuers including corporate bonds and other fixed income securities. The Portfolio expects to achieve its objective through maximizing current income, although it may seek capital growth opportunities when consistent with its objective.


 EQUITY GROWTH PORTFOLIO


    MS Equity Growth Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, depositary receipts and other equity securities. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in equity securities.


 VALUE PORTFOLIO


    MS Value Portfolio seeks above average total return over a market cycle of three to five years by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in equity securities. The Portfolio may invest up to 5% of its total assets in foreign equity securities (other than ADRs).


 GLOBAL EQUITY PORTFOLIO


    MS Global Equity Portfolio seeks long-term capital appreciation by investing primarily in common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks, depositary receipts and other equity securities of issuers throughout the world, including issuers in the United States and emerging market countries. Under normal circumstances, at least 65% of the total assets of the Portfolio will be invested in equity securities. Also, under normal circumstances, at least 20% of the Portfolio's total assets will be invested in common stocks of U.S. issuers and the remaining equity position will be invested in at least three countries other than the United States.



 EMERGING MARKET EQUITY PORTFOLIO



    MS Emerging Markets Equity Portfolio seeks long-term capital appreciation by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, sponsored or unsponsored ADRs and other equity securities of emerging market country issuers. Under normal circumstances, at least 65%

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of the Portfolio's total assets will be invested in emerging market country equity securities.



 EAFE-REGISTERED TRADEMARK- EQUITY INDEX FUND



    BT EAFE-Registered Trademark- Equity Index Fund seeks to replicate as closely as possible (before deduction for expenses) the total return of the Europe, Australia, Far East Index (the "EAFE Index"), a capitalization-weighted index containing approximately 1,100 equity securities of companies located outside the United States, by investing in a statistically selected sample of the equity securities included in the EAFE Index. It will invest primarily in equity securities of business enterprises organized and domiciled outside of the United States or for which the principal trading market is outside the Untied States.



 EQUITY 500 INDEX FUND



    BT Equity 500 Index Fund seeks to replicate as closely as possible (before deduction for expenses) the total return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), an index emphasizing large-capitalization stocks. It will include the common stock of those companies included in the S&P 500, other than Bankers Trust New York Corporation, selected on the basis of computer-generated statistical data, that are deemed representative of the industry diversification of the entire S&P 500.



 SMALL CAP INDEX FUND



    BT Small Cap Index Fund seeks to replicate as closely as possible (before deduction for expenses) the total return of the Russell 2000 Small Stock Index (the "Russell 2000"), an index consisting of 2,000 small-capitalization common stocks. It will include the common stock of companies included in the Russell 2000, on the basis of computer-generated statistical data, that are deemed representative of the industry diversification of the entire Russell 2000.



    There is no assurance that any of the Portfolios will achieve their stated objectives. Owners are also advised to read the Fund prospectuses accompanying this Prospectus for more detailed information.



                                THE CERTIFICATE



    The Certificate is individually allocated and offered under a group flexible premium variable annuity contract. Payments for the Certificate will be held in the Divisions of the Separate Account. Each Division invests in a different underlying Portfolio with its own distinct investment objectives. You choose the Division(s) with the investment objectives that meet your needs. You may select one or more Divisions and determine the percentage of your Premium Payment that is put into a Division. Subject to certain limits, you may also reallocate assets among the Divisions so that your investment program meets your specific needs over time. There are minimum requirements for investing in each Division which are described later in this Prospectus. In addition, there are certain other limitations on withdrawals and reallocations of amounts in the Divisions as described in this Prospectus. See "Charges Under the Certificate" for a description of the charges for redeeming a Certificate and other charges made under the Certificate.



    The Owner may select an Annuity Commencement Date and an annuity option which may be on a fixed or variable basis, or a combination thereof. Generally, the Certificate contains the four optional forms of annuity described later in this Prospectus. The Annuity Commencement Date may not be deferred beyond the Maximum Deferral Age.



    The Annuity Commencement Date may be changed from time to time, but any such change must be made at least 30 days prior to the date on which payments are scheduled to begin. If you do not elect otherwise, payments will begin at the Annuitant's age 90 under Option 3 (joint and last survivor life annuity).



    When an annuity is effected under a Certificate, unless otherwise specified, Investment Value held in the Divisions will be applied to provide a variable annuity based on the pro rata amount in the various Divisions. Variable annuity payments will vary in accordance with the investment performance of the Division you have selected. The Certificate allows the Owner to change the Divisions on which variable payments are based after payments have commenced once every quarter. Any fixed annuity allocation may not be changed.


                          OPERATION OF THE CERTIFICATE

                                PREMIUM PAYMENTS


    The balance of each initial Premium Payment remaining after the deduction of the sales load, any applicable Premium Tax and the federal tax charge, is credited to your Certificate within two business days of receipt of a properly completed Enrollment Form and the initial Premium Payment by Hartford at its Customer Service Center. It will be credited to the Division(s) in accordance with your allocation instructions. If the Enrollment Form is incomplete when received, the initial Premium Payment will be returned within five (5) business days, unless you consent to Hartford's retention of the Premium Payment until the Enrollment Form is made complete.


    Subsequent Premium Payments are priced on the Valuation Day received by Hartford in its Customer Service Center or other designated administrative office.

    The number of Accumulation Units in each Division to be credited to a Certificate will be determined by dividing the portion of the Premium Payment being credited to each

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Division by the value of an Accumulation Unit in that Division on that date.


    The minimum initial Premium Payment is $1,000 per Certificate, unless agreed to otherwise by Hartford. Subsequent Premium Payments, if made, must be a minimum of $1,000 or the minimum amount then in effect. Certain plans may make smaller initial and subsequent periodic payments. Each Premium Payment may be split among the various Divisions subject to minimum amounts then in effect.



                            RIGHT TO EXAMINE PERIOD



    If you are not satisfied with your purchase, you may surrender the Certificate by returning it within ten (10) calendar days after you receive it (or within such period as required in your state). A written request for cancellation must accompany the Certificate. In such event, Hartford will refund an amount equal to the Investment Value on the date of receipt of the request for cancellation, plus any charges deducted. The Owner bears the investment risk during the period prior to Hartford's receipt of the request for cancellation.



    In certain states, Hartford must return to the applicant the greater of the Premium Payment(s) paid or the sum of (1) the Investment Value on the date the returned Certificate is received by Hartford at the Customer Service Center or its agent and (2) any deductions under the Certificate or by the Portfolios for taxes, charges or fees. In these states, the initial Premium Payment is allocated to the Division investing in the Hartford Money Market Fund during the right to examine period.


                         ALLOCATION OF PREMIUM PAYMENTS



    Upon written request, You may change the premium allocation. Portions allocated to the Investment Divisions must be whole percentages of 5% or more. Subsequent Net Premiums will be allocated among Investment Divisions according to Your most recent instructions, subject to the following. If We receive a premium and Your most recent allocation instructions would violate the 5% requirement, We will allocate the Net Premium among the Investment Divisions according to Your previous premium allocation. If the asset rebalancing option is in effect, premiums will be allocated accordingly until that option is terminated. See "Asset Rebalancing," page 15.



    The Owner will receive several different types of notification as to what his or her current premium allocation is. The initial allocation chosen by the Owner on the Enrollment Form is shown in the Certificate. In addition, every transactional confirmation generated after a premium payment is received will show how that premium has been allocated. A Certificate's annual statement will also summarize the current premium allocation in effect for that Certificate.


                          VALUE OF ACCUMULATION UNITS


    The value of Accumulation Units for each Division will vary to reflect the investment experience of the applicable Portfolio and will be determined on each Valuation Day by multiplying the Accumulation Unit value of the particular Division on the preceding Valuation Day by an "Experience Factor" for that Division for the Valuation Period then ended. The Experience Factor for each of the Divisions is equal to the net asset value per share of the corresponding Portfolio at the end of the Valuation Period (plus the per share amount of any dividends or capital gains distributed by that Portfolio during the current Valuation Period), divided by the net asset value per share of the corresponding Portfolio at the beginning of the Valuation Period. You should refer to the Fund prospectuses which accompanies this Prospectus for a description of how the assets of each Portfolio are valued since each determination has a direct bearing on the Accumulation Unit value of the Division and therefore the Investment Value. The Accumulation Unit value is affected by the performance of the underlying Portfolio(s), expenses and deduction of the charges described in this Prospectus.



    The shares of the Portfolio are valued at net asset value on each Valuation Day. A description of the valuation methods used in valuing Portfolio shares may be found in the accompanying prospectuses of the Funds.


                                INVESTMENT VALUE

    The Investment Value under your Certificate at any time prior to the commencement of annuity payments can be determined by multiplying the total number of Accumulation Units credited to your Certificate in each Division by the then current Accumulation Unit values for the applicable Division. You will be advised at least annually of the number of Accumulation Units credited to each Division, the current Accumulation Unit values, and the Investment Value.


                           TRANSFERS AMONG DIVISIONS



AMOUNT AND FREQUENCY OF TRANSFERS



    Upon request and as long as the Certificate is in effect, an Owner may transfer amounts among the Divisions, without charge, up to twelve (12) times per Certificate Year. Transfers in excess of twelve (12) per Certificate Year will be subject to a charge of $50 per transfer deducted from the amount of the transfer. Transfer requests must be in writing on a form approved by Hartford or by telephone in accordance with established procedures. The amounts which may

HARTFORD LIFE INSURANCE COMPANY                                               15
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be transferred will be limited by Hartford's rules then in effect. Currently, the minimum value of Accumulation Units that may be transferred from one Division to another is the lesser of (i) $500 or (ii) the total value of the Accumulation Units in the Division. The value of the remaining Accumulation Units in a Division after a transfer must equal at least $500. If, after an ordered transfer, the value of the remaining Accumulation Units in an Division would be less than $500, the entire value will be transferred.



    Currently there are no restrictions on transfers other than those described herein. Hartford reserves the right in the future to impose additional restrictions on transfers.



TRANSFERS TO OR FROM DIVISIONS



    In the event of a transfer from a Division, the number of Accumulation Units credited to the Division from which the transfer is made will be reduced. The reduction will be determined by dividing:



1.  the amount transferred by,



2. the Accumulation Unit value for that Division on the Valuation Day Hartford receives the request for transfer in writing at the Customer Service Center.



    In the event of a transfer to a Division, Hartford will increase the number of Accumulation Units credited thereto. The increase will equal:



1.  the amount transferred divided by,



2. the Accumulation Unit Value for that Division determined on the Valuation Day Hartford receives the request for transfer in writing at the Customer Service Center.



PROCEDURES FOR TELEPHONE TRANSFERS



    Owners may effect telephone transfers in two ways. An Owner may directly contact a customer service representative. Owners may in the future also request access to an electronic service known as a Voice Response Unit (VRU). The VRU will permit the transfer of monies among the Divisions and change of the allocation of future payments. Owners intending to conduct telephone transfers through the VRU will be asked to complete a Telephone Authorization Form.



    Hartford will undertake reasonable procedures to confirm that instructions communicated by telephone are genuine. Before a customer service representative accepts any request, the caller will be asked for his or her social security number and address. All calls will also be recorded. A Personal Identification Number (PIN) will be assigned to all Owners who request VRU access. The PIN is selected by and known only to the Owner. Proper entry of the PIN is required before any transactions will be allowed through the VRU. Furthermore, all transactions performed over the VRU, as well as with a customer service representative, will be confirmed by Hartford through a written letter. Moreover, all VRU transactions will be assigned a unique confirmation number which will become part of the Certificate's history. Hartford is not liable for any loss, cost or expense for action on telephone instructions which are believed to be genuine in accordance with these procedures.



                               ASSET REBALANCING



    Subject to Hartford's rules then in effect, an Owner may authorize Hartford to automatically reallocate Investment Value periodically in order to maintain a particular percentage allocation among the Divisions as selected by the Owner ("Asset Rebalancing"). The Investment Value held in each Division will increase or decrease in value at different rates during the relevant period. Asset Rebalancing is intended to reallocate Investment Value from those Divisions that have increased in value to those that have decreased in value.



    To elect Asset Rebalancing, a request in writing must be received by Hartford at its Customer Service Center. If Asset Rebalancing is elected, all Investment Value must be included in the automatic reallocation. The percentages selected under Asset Rebalancing will override any prior percentage allocations chosen by the Owner and all future Net Premiums will be allocated accordingly. Once elected, an Owner may instruct Hartford in writing at any time to terminate the option. In addition, any transfer made outside of Asset Rebalancing will terminate the option.



                       SURRENDERS AND PARTIAL WITHDRAWALS



    At any time prior to the Annuity Commencement Date, you have the right, subject to the limitations set forth below, to surrender the Certificate or to make partial withdrawals. Surrenders and partial withdrawals are not permitted after annuity payments commence, except that a full surrender is allowed under Option 4 if selected as the annuity payment option. See "Annuity Options," page 18.


    FULL SURRENDERS. At any time prior to the Annuity Commencement Date (and after the Annuity Commencement Date with respect to values applied to Option 4), the Owner has the right to terminate the Certificate. In such event, the Surrender Value of the Certificate may be taken in the form of a lump sum cash settlement. The Surrender Value of the Certificate is equal to the Investment Value less any Premium Taxes not previously deducted and any due and unpaid charges. The Surrender Value may be more or less than the amount of the Premium Payments made to a Certificate.


    PARTIAL WITHDRAWALS. The Owner may make partial withdrawals of Investment Value prior to the Annuity Commencement Date. The number of partial withdrawals in any Certificate Year is limited to 12. The minimum

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amount withdrawn must be at least equal to the minimum amount rules then in effect. The maximum partial withdrawal is equal to the Investment Value less $1,000. Additionally, if the remaining Investment Value following a surrender is less than $1,000 or Hartford's minimum amount rules then in effect, Hartford may terminate the Certificate and pay the Surrender Value.


    Certain plans may have different withdrawal privileges. Hartford may permit the Owner to preauthorize partial withdrawals subject to certain limitations then in effect.

    In requesting a partial withdrawal you should specify the Division(s) from which the partial withdrawal is to be taken. Otherwise, such withdrawal will be effected on a pro rata basis according to the value in each Division under a Certificate. For federal tax purposes, any partial withdrawal will be deemed to be first from earnings, to the extent that they exist, and then from Premium Payments.

    Payment on any request for a surrender or partial withdrawal from the Divisions will be made as soon as possible and in any event no later than seven calendar days after the written request is received by Hartford at its Customer Service Center.


    ANY SURRENDER OR PARTIAL WITHDRAWAL DESCRIBED ABOVE MAY RESULT IN ADVERSE TAX CONSEQUENCES TO THE OWNER. THE OWNER, THEREFORE, SHOULD CONSULT A TAX ADVISER BEFORE UNDERTAKING ANY SUCH SURRENDER. SEE "FEDERAL TAX CONSIDERATIONS," PAGE 19.



                           PROCESSING OF TRANSACTIONS



    Generally, transactions initiated by an Owner will be processed only on a Valuation Day. Requests received by Hartford at its Customer Service Center on a Valuation Day before the close of trading on the NYSE (generally 4:00 p.m. Eastern Time) will be processed as of that day except as otherwise indicated in this Prospectus. Those requests received after the close of the NYSE will be processed as of the next Valuation Day.


                         CHARGES UNDER THE CERTIFICATE


    Certain charges and deductions described below may be reduced for Certificates issued in connection with a specific plan in accordance with Hartford's rules in effect as of the date an Enrollment Form for a Certificate is approved. To qualify for such a reduction, a plan must satisfy certain criteria as to, for example, size of the plan, expected number of participants and anticipated Premium Payment from the plan. Generally, the sales contacts and effort, administrative costs and mortality cost per Certificate vary based on such factors as the size of the plan, the purposes for which Certificates are purchased and certain characteristics for the plan's members. The amount of reduction and the criteria for qualification are related to the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying plans. Hartford may modify from time to time on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners funded by the Separate Account.


                                 SALES EXPENSES

    A sales load of not more than 4.6% of Premium Payments, depending on the plan to which the Certificate was issued, will be deducted for expenses related to the sales and distribution of the Certificate.

                       MORTALITY AND EXPENSE RISK CHARGE

    Although variable annuity payments made under the Certificates will vary in accordance with the investment performance of the underlying Portfolio shares held in the Division(s), the payments will not be affected by (a) Hartford's actual mortality experience among Annuitants before or after the Annuity Commencement Date or (b) Hartford's actual expenses, if greater than the deductions provided for in the Certificates because of the expense and mortality undertakings by Hartford.

    For assuming these risks under the Certificates, Hartford will make a daily charge at the rate of 0.65% per annum against all Investment Values held in the Divisions during the life of the Certificate, including the payout period (estimated at up to 45% for mortality and up to 20% for expense).

    The mortality undertaking provided by Hartford under the Certificates, assuming the selection of one of the forms of life Annuities, is to make monthly annuity payments (determined in accordance with the 1983a Individual Annuity Mortality Table and other provisions contained in the Certificate) to Annuitants regardless of how long an Annuitant may live, and regardless of how long all Annuitants as a group may live. Hartford also assumes the liability for payment of the Death Benefit under the Certificate.


    The mortality undertakings are based on Hartford's determination of expected mortality rates among all Annuitants. If actual experience among Annuitants during the annuity payment period deviates from Hartford's actuarial determination of expected mortality rates among Annuitants because, as a group, their longevity is longer than anticipated, Hartford must provide amounts from its General Account to fulfill its Certificate obligations. In that event, a loss will fall on Hartford. Also, in the event of the death of an Annuitant or Owner prior to the commencement of annuity payments Hartford can, in periods of

HARTFORD LIFE INSURANCE COMPANY                                               17
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declining value, experience a loss resulting from the assumption of the mortality risk relative to the Death Benefit.


    In providing an expense undertaking, Hartford assumes the risk that the sales loads and the administrative expense charges for maintaining the Certificates prior to the Annuity Commencement Date may be insufficient to cover the actual cost of providing such items.

                         ADMINISTRATIVE EXPENSE CHARGE

    Hartford will deduct certain fees from Investment Value to reimburse it for expenses relating to the administration and maintenance of the Certificate and for administration of the Separate Account. The Certificate provides for an administrative expense charge of $2.50 to be deducted from Investment Value on the Certificate Date and monthly on the same calendar day as the Certificate Date, or on the last day of any month which has no such calendar day.

    The deduction will be made pro rata according to the value in each Division under a Certificate. There is not necessarily a relationship between the amount of administrative charge imposed on a given Certificate and the amount of expenses that may be attributable to that Certificate; expenses may be more or less than the charge.


    The types of expenses incurred by the Separate Account include, but are not limited to, expenses for issuing the Certificate, sending confirmations, creating and distributing annual and other periodic statements, processing reallocations and surrenders, responding to Owner inquiries, reconciling and depositing cash receipts, daily calculating and monitoring of Accumulation Unit values of the Divisions, Separate Account reporting, including semiannual and annual reports and mailing and tabulation of shareholder proxy solicitations.



    You should refer to the Fund prospectuses for a description of deductions and expenses paid out of the assets of the Portfolios.


                               PREMIUM TAX CHARGE


    A deduction is also made for Premium Tax, if applicable, imposed by a state or other governmental entity. Certain states and municipalities impose a Premium Tax. The range of premium taxes is currently 0% to 3.5%. Some states assess the tax at the time Premium Payments are made; others assess the tax at the time of annuitization. Hartford will pay Premium Taxes to the applicable governmental entity at the time imposed under applicable law and will deduct Premium Taxes at such time.


                               FEDERAL TAX CHARGE


    We deduct a current charge of 0.43% of each Premium Payment to cover the estimated cost of the federal income tax treatment of the Certificates deferred acquisition costs under Section 848 of the Code. This charge may be increased or decreased to reflect changes in federal tax laws. Hartford includes the federal tax charge as a factor when computing the maximum sales load chargeable under SEC rules.



                                 DEATH BENEFIT



    The Certificates provide that in the event the Annuitant dies before the Annuity Commencement Date, the Contingent Annuitant will become the Annuitant. If the Annuitant dies before the Annuity Commencement Date and there is no designated Contingent Annuitant, if the Contingent Annuitant predeceases the Annuitant, or if the Owner dies before the Annuity Commencement Date, the Beneficiary will receive the Death Benefit. If the Owner is a non-natural person, however, a Death Benefit will be payable in the event the Annuitant dies prior to the Annuity Commencement Date.



    If the death of the Annuitant or Owner occurs prior to the Annuitant or Owner attaining age 85, the Death Benefit will be the greater of:



(a) The Investment Value as determined on the date of receipt of due proof of death acceptable to Hartford and received in its Customer Service Center, or



(b) 100% of all Premium Payments made by the Owner under the Certificate, reduced by the amount of any partial withdrawals since the Certificate Date.



    If the Annuitant or Owner had attained age 85 prior to death, the Death Benefit will be equal to the Investment Value.



                            PAYMENT OF DEATH BENEFIT



    The Death Benefit may be taken in a lump sum or under any of the settlement options then offered by Hartford; provided, however, that (a) in the event of the death of any Owner prior to the Annuity Commencement Date, the entire interest in the Certificate will be distributed within 5 years after the death of the Owner and (b) in the event of the death of any Owner or Annuitant occurring on or after the Annuity Commencement Date, any remaining interest in the Certificate will be paid at least as rapidly as under the method of distribution in effect at the time of death, except that, if the benefit is payable over a period not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary, such distribution must commence within one year of the date of death. Notwithstanding the foregoing, in the event of the Owner's death where the sole

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Beneficiary is the spouse of the Owner and the Annuitant or Contingent Annuitant is living, such spouse may elect, in lieu of receiving the Death Benefit, to be treated as the Owner. Only one such spousal election is permitted with respect to any Certificate.



    Notwithstanding any provisions to the contrary, if the Certificate is owned by a corporation or other non-individual, a Death Benefit will be paid upon the death of the Annuitant prior to the Annuity Commencement Date. Such benefit will be payable only as one sum or under the same settlement options and in the same manner as if an individual Owner died on the date of the Annuitant's death.



    When payment is taken in one sum, payment will be made within 7 days after the date due proof of death is received, except that there may be a postponement in the payment of the Death Benefit whenever (a) the NYSE is closed, except for holidays or weekends, or trading on the NYSE is restricted as determined by the SEC, (b) the SEC permits postponement and so orders, or (c) the SEC determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.


                                ANNUITY BENEFITS


    You select an Annuity Commencement Date and an annuity option which may be on a fixed or variable basis, or a combination thereof. The Annuity Commencement Date will not be deferred beyond the Maximum Deferral Age. The Annuity Commencement Date may be changed from time to time, but any change must be at least 30 days prior to the date on which annuity payments are scheduled to begin. The Certificate allows the Owner to change the Divisions on which variable payments are based after payments have commenced once every quarter. Any fixed annuity allocation may not be changed, nor may a variable allocation be reallocated to the General Account.


                                ANNUITY OPTIONS


    The Certificate contains the four annuity options described below. If you do not elect otherwise, payments in most states will automatically begin at the Maximum Deferral Age under Option 3 (Joint and Last Survivor Annuity).



    Under any of the annuity options excluding Option 4, no surrenders are permitted after annuity payments commence. Only full surrenders are permitted under Option 4.


OPTION 1 -- Life Annuity

    An annuity payable monthly during the lifetime of the Annuitant and terminating with the last payment preceding the death of the Annuitant. This option offers the largest payment amount of any of the life annuity options since there is no guarantee of a minimum number of payments nor a provision for a Death Benefit payable to a Beneficiary.

    It would be possible under this option for an Annuitant to receive only one annuity payment if he died prior to the due date of the second annuity payment, two if he died before the date of the third annuity payment, etc.


OPTION 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Certain


    An annuity payable monthly during the lifetime of an Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary or Beneficiaries designated unless other provisions have been made and approved by Hartford.

OPTION 3 -- Joint and Last Survivor Annuity

    An annuity payable monthly during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor. Based on the options currently offered by Hartford, the Annuitant may elect that the payment to the survivor be less than the payment made during the joint lifetime of the Annuitant and a designated second person.

    It would be possible under this option for an Annuitant and designated second person to receive only one payment in the event of the common or simultaneous death of the parties prior to the due date for the second payment and so on.

OPTION 4 -- Payments for a Designated Period

    An amount payable monthly for the number of years selected which may be from 5 to 30 years. Under this option, you may, at any time, surrender the Certificate and receive, within seven days, the Surrender Value of the Certificate as determined by Hartford.

    In the event of the Annuitant's death prior to the end of the designated period, the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary or Beneficiaries designated unless other provisions have been made and approved by Hartford.


    Option 4 is an option that does not involve life contingencies and thus no mortality guarantee. Charges made for the mortality undertaking under the Certificates thus provide no real benefit to an Owner.


    Hartford may offer other annuity options from time to time.

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                             ANNUITY UNIT VALUATION


    The value of the Annuity Unit for each Division in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the Experience Factor (see "Value of Accumulation Units," page
14)   for   the   day    for   which   the   value    of   the   Annuity    Unit



is being calculated and (2) a factor to neutralize the assumed investment rate of 5.00% per annum discussed below.


                        DETERMINATION OF PAYMENT AMOUNT


    When annuity payments are to commence, the Investment Value is determined as the product of the value of Accumulation Units of each Division on that same day and the number of Accumulation Units credited to each Division as of the date the annuity is to commence.


    The Certificate contains tables indicating the minimum dollar amount of the first monthly payment under the optional forms of annuity for each $1,000 of value of a Division under a Certificate. The first monthly payment varies according to the form and type of annuity selected. The Certificate contains annuity tables derived from the 1983a Individual Annuity Mortality Table with ages set back one year and with an assumed investment rate ("A.I.R.") of 3% per annum for the fixed annuity and 5% per annum for the variable annuity.

    The total first monthly variable annuity payment is determined by multiplying the value (expressed in thousands of dollars) of a Division (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Certificates.
    Fixed annuity payments are determined at annuitization by multiplying the values allocated (less applicable Premium Taxes) by a rate to be determined by Hartford which is no less than the rate specified in the annuity tables in the Certificate. The annuity payment will remain level for the duration of the annuity.

    The amount of the first monthly variable annuity payment, determined as described above, is divided by the value of an Annuity Unit for the appropriate Division no earlier than the close of business on the fifth Valuation Day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the annuity payment period, and in each subsequent month the dollar amount of the variable annuity payment is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.


    THE A.I.R. ASSUMED IN THE TABLES WOULD PRODUCE LEVEL VARIABLE ANNUITY PAYMENTS IF THE INVESTMENT RATE REMAINED CONSTANT. IN FACT, PAYMENTS WILL VARY UP OR DOWN AS THE INVESTMENT RATE VARIES UP OR DOWN FROM THE A.I.R.


    The Annuity Unit value used in calculating the amount of the variable annuity payments will be based on an Annuity Unit value determined as of the close of business on a day no earlier than the fifth Valuation Day preceding the date of the annuity payment.

                           FEDERAL TAX CONSIDERATIONS


    What   are  some  of  the  federal   tax  consequences  which  affect  these
Certificates?


  A. GENERAL

    SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE OWNER INVOLVED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, TRUSTEE OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A CERTIFICATE DESCRIBED HEREIN.

    It should be understood that any detailed description of the federal income tax consequences regarding the purchase of these Certificates cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. In addition, no attempt is made here to consider any applicable state or other tax laws. For detailed information, a qualified tax adviser should always be consulted. This discussion is based on Hartford's understanding of existing federal income tax laws as they are currently interpreted.

  B. TAXATION OF HARTFORD AND
     THE SEPARATE ACCOUNT


    The Separate Account is taxed as part of Hartford which is taxed as a life insurance company in accordance with the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units. See "Value of Accumulation Units," page 14. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Certificate.


    No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to the Certificates.

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  C. TAXATION OF ANNUITIES -- GENERAL
     PROVISIONS AFFECTING PURCHASERS OTHER THAN QUALIFIED RETIREMENT PLANS

    Section 72 of the Code governs the taxation of annuities in general.

 1. NON-NATURAL PERSONS, CORPORATIONS, ETC.



    Section 72 contains provisions for Owners which are non-natural persons. Non-natural persons include corporations, trusts, and partnerships. The annual net increase in the value of the Certificate is currently includable in the gross income of a non-natural person unless the non-natural person holds the Certificate as an agent for a natural person. There is an exception from current inclusion for certain annuities held by structured settlement companies, certain annuities held by an employer with respect to a terminated qualified retirement plan and certain immediate annuities. A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.



    If the Owner is not an individual, the primary Annuitant shall be treated as the Owner for purposes of making distributions which are required to be made upon the death of the Owner. If there is a change in the primary Annuitant, such change shall be treated as the death of the Owner.



 2. OTHER OWNERS (NATURAL PERSONS).



    An Owner is not taxed on increases in the value of the Certificate until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Certificate) or as Annuity payments under the settlement option elected.


    The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Certificates obtained in a tax-free exchange for other annuity contract or life insurance contract which were purchased prior to August 14, 1982.

   A. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.
i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.
ii. To the extent that the value of the Certificate (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract."
iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Certificate does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

iv. The receipt of any amount as a loan under the Certificate or the assignment or pledge of any portion of the value of the Certificate shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

v. In general, the transfer of the Certificate, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

   B. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

    Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the

HARTFORD LIFE INSURANCE COMPANY                                               21
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    aggregation rule referred to in the next subparagraph c. may apply).
   C. AGGREGATION OF TWO OR MORE ANNUITY CERTIFICATES.

    Certificates issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same Owner within the same calendar year (other than certain contract held in connection with a tax-qualified retirement arrangement) will be treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. Hartford believes that for any annuity subject to such aggregation, the values under the contract and the investment in the contract will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated as withdrawals of income until all of the income from all such contract is withdrawn. As of the date of this Prospectus, there are no regulations interpreting this provision.

   D. 10% PENALTY TAX -- APPLICABLE TO CERTAIN
      WITHDRAWALS AND ANNUITY PAYMENTS.
i. If any amount is received or deemed received on the Certificate (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii. The 10% penalty tax will not apply to the following distributions (exceptions vary based upon the precise plan involved):
    1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

    3.  Distributions attributable to a recipient's becoming disabled.
    4. A distribution that is part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's Beneficiary).
    5. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

   E. SPECIAL PROVISIONS AFFECTING CERTIFICATES OBTAINED
      THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR
      LIFE INSURANCE CERTIFICATES PURCHASED PRIOR TO
      AUGUST 14, 1982.

    If the Certificate was obtained by a tax-free exchange of a life insurance or annuity contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior contract,
(2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Certificate) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and
(4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income., In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange contracts are generally subject to the rules described in this subparagraph 3.

   F. REQUIRED DISTRIBUTIONS.


i.  Death of Owner or Primary Annuitant


    Subject to the alternative election or spouse beneficiary provisions in ii or iii below:


    1. If any Owner dies on or after the Annuity Commencement Date and before the entire interest in the Certificate has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;



    2. If any Owner dies before the Annuity Commencement Date, the entire interest in the Certificate will be distributed within 5 years after such death; and



    3. If the Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Certificate shall be treated as the Owner, and any change in the primary annuitant shall be treated as the death of the Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Certificate.


ii.  Alternative Election to Satisfy Distribution Requirements

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     If any portion of the interest of an Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. The election and payments must begin within a year of the death.


iii. Spouse Beneficiary


     If any portion of the interest of an Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Owner of such portion for purposes of section i. above.


 3. DIVERSIFICATION REQUIREMENTS.

    Section 817 of the Code provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified in accordance with regulations prescribed by the Treasury Department. If a Certificate is not treated as an annuity contract, the Owner will be subject to income tax on the annual increases in cash value.



    The Treasury Department has issued diversification regulations which generally require, among other things, that no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer.



    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the Owner must agree to pay the tax due for the period during which the diversification requirements were not met.



    Hartford monitors the diversification of investments in the separate accounts and tests for diversification as required by the Code. Hartford intends to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

 4. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

    In order for a variable annuity contract to qualify for tax deferral, assets in the segregated asset accounts supporting the variable contract must be considered to be owned by the insurance company and not by the variable contract owner. The Internal Revenue Service ("IRS") has issued several rulings which discuss investor control. The IRS has ruled that incidents of ownership by the Owner, such as the ability to select and control investments in a separate account, will cause the Owner to be treated as the owner of the assets for tax purposes.



    Further, in the explanation to the temporary Section 817 diversification regulations, the Treasury Department noted that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract." The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, no other such guidance has been issued. Further, Hartford does not know if or in what form such guidance will be issued. In addition, although regulations are generally issued with prospective effect, it is possible that regulations may be issued with retroactive effect. Due to the lack of specific guidance regarding the issue of investor control, there is necessarily some uncertainty regarding whether an Owner could be considered the owner of the assets for tax purposes. Hartford reserves the right to modify the Certificates, as necessary, to prevent Owners from being considered the owners of the assets in the separate accounts.


  D. FEDERAL INCOME TAX WITHHOLDING

    The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding, pursuant to Section 3405 of the Code. The application of this provision is summarized below:

 1. NON-PERIODIC DISTRIBUTIONS.

    The portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding unless the recipient elects not to have taxes withheld. If an election not to have taxes withheld is not provided, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. If the necessary election

HARTFORD LIFE INSURANCE COMPANY                                               23
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forms are not submitted to Hartford, Hartford will automatically withhold 10% of the taxable distribution.

 2. PERIODIC DISTRIBUTIONS.


    A period distribution is a distribution payable over a period greater than one year. The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested.


  E. ANNUITY PURCHASES BY NONRESIDENT
     ALIENS AND FOREIGN CORPORATIONS


    The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.


                                GENERAL MATTERS


                            ADDITIONS, DELETIONS OR
                          SUBSTITUTIONS OF INVESTMENTS



    Hartford reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the Separate Account and its Divisions which fund the Group Annuity. If shares of any of the Portfolios should no longer be available for investment, or if, in the judgment of Hartford's management, further investment in shares of any Portfolio should become inappropriate in view of the purposes of the Group Annuity, Hartford may substitute shares of another Portfolio for shares already purchased, or to be purchased in the future, under the Group Annuity. No substitution of securities will take place without notice to and consent of Owners and without prior approval of the SEC to the extent required by the Investment Company Act of 1940. Subject to Owner approval, if required, Hartford also reserves the right to end the registration under the Investment Company Act of 1940 of the Separate Account or any other separate accounts of which it is the depositor which may fund the Group Annuity.

                                   ASSIGNMENT


    Benefits under a Certificate described herein are assignable by the Owner only if Hartford agrees. An assignment of a Certificate may subject the assignment proceeds to income taxes and certain penalty taxes. See "Taxation of Annuities -- General Provisions Affecting Purchasers Other Than Qualified Retirement Plans," page 19.


                                  MODIFICATION


    Hartford reserves the right to modify the Certificate, but only if such modification (i) is necessary to make the Certificate or the Separate Account comply with any law or regulation issued by a governmental agency to which Hartford is subject; or (ii) is necessary to assure continued tax advantages for the Certificate under the Code or other federal or state laws; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Division(s) or (iv) provides additional Separate Account options or (v) withdraws Separate Account options. In the event of any such modification, Hartford will provide notice to the Owner or to the payee(s) during the annuity period. Hartford may also make appropriate endorsement in the Certificate to reflect such modification.


                              MISSTATEMENT OF AGE

    If the age of the Annuitant has been misstated, the amount of the annuity payable by Hartford will be that provided by that portion of the amounts allocated to effect such annuity on the basis of the corrected information without changing the date of the first payment of such annuity. Any underpayments by Hartford shall be made up immediately and any overpayments shall be charged against future amounts becoming payable.

                               DELAY OF PAYMENTS


    There  may be postponement of a  surrender payment or Death Benefit whenever
(a) the NYSE is closed, except for holidays or weekends, or trading on the NYSE is restricted as determined by the SEC; (b) the SEC permits postponement and so orders; or (c) the SEC determines that an emergency exists making valuation or disposal of securities not reasonably practicable.


                                 VOTING RIGHTS

    Hartford will notify you of any Portfolio shareholders' meeting if the shares held for your account may be voted at such meetings. Hartford will also send proxy materials and a form of instruction by means of which you can instruct Hartford with respect to the voting of the Portfolio shares held for your account.

24                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


    In connection with the voting of Portfolio shares held by it, Hartford will arrange for the handling and tallying of voting instructions received from Owners. Hartford as such, shall have no right, except as hereinafter provided, to vote any Portfolio shares held by it hereunder which may be registered in its name or the names of its nominees. Hartford will, however, vote the Portfolio shares held by it in accordance with the instructions received from the Owners for whose accounts the Portfolio shares are held. If an Owner desires to attend any meeting at which shares held for the Owner's benefit may be voted, the Owner may request Hartford to furnish a proxy or otherwise arrange for the exercise of voting rights with respect to the Portfolio shares held for such Owner's account. In the event that the Owner gives no instructions or leaves the manner of voting discretionary, Hartford will vote such shares of the appropriate Portfolio in the same proportion as shares of that Portfolio for which instructions have been received. During the annuity period under a Certificate the number of votes will decrease as the assets held to fund annuity benefits decrease.


                               EXPERIENCE CREDIT


    The Certificates issued under a corporate-sponsored plan may be eligible for experience credits due to administrative savings. The amount of any experience credit may be paid in cash or applied to and used to increase Investment Value.



                       DISTRIBUTION OF THE GROUP ANNUITY



    The Group Annuity will be sold by insurance and variable annuity agents of Hartford who are either registered representatives of Hartford Equity Sales Company, Inc. ("HESCO"), a wholly-owned broker-dealer subsidiary of Hartford, or of independent broker-dealers. These broker-dealers are registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and are members of the National Association of Securities Dealers, Inc.



    Commissions will be paid by Hartford and will not be more than 4.6% of Premium Payments. From time to time, Hartford may pay or permit other promotional incentives, in cash or credit, service fees, asset-based trail commissions, or other compensation.



    Broker-dealers or financial institutions are compensated according to a schedule set forth by HESCO and any applicable rule or regulations for variable insurance compensation. Compensation is generally based on premium payments made by policyholders or contract owners. This compensation is usually paid from the sales charges described in this Prospectus.



    In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HESCO, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by HESCO, its affiliates or Hartford out of their own assets and will not effect the amounts paid by the policyholders or contract owners to purchase, hold or surrender variable insurance products.



                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS



    The assets of the Separate Account are held by Hartford and are kept physically segregated and held separate and apart from the other accounts of Hartford. Additional protection for the assets of the Separate Account is afforded by Hartford's blanket fidelity bond issued by Aetna Casualty and Surety Company, in the aggregate amount of $50 million, covering all of the officers and employees of Hartford.


                               LEGAL PROCEEDINGS

    There are no material legal proceedings pending to which the Separate Account is a party.

                                 LEGAL COUNSEL


    Counsel with respect to federal laws and regulations applicable to the issue and sale of the Contracts and with respect to Connecticut law is Lynda Godkin, Senior Vice President, General Counsel and Secretary, Hartford Life, P.O. Box 2999, Hartford, Connecticut 06104-2999.


                                    EXPERTS


    The audited financial statements and financial statement schedules included in this prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.


                             ADDITIONAL INFORMATION

    Inquiries will be answered by calling your representative or by writing:


International Corporate Marketing Group
Attn: Group Annuity Operations
100 Campus Drive, Suite 250
Florham Park, NJ 07932
Telephone: 800-861-1408

HARTFORD LIFE INSURANCE COMPANY                                               25
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                               TABLE OF CONTENTS
                                     OF THE
                      STATEMENT OF ADDITIONAL INFORMATION



                                                                         PAGE
                                                                         ----
 DESCRIPTION OF HARTFORD LIFE INSURANCE COMPANY........................
 SAFEKEEPING OF ASSETS.................................................
 INDEPENDENT PUBLIC ACCOUNTANTS........................................
 DISTRIBUTION OF CERTIFICATES..........................................
 CALCULATION OF YIELD AND RETURN.......................................
 PERFORMANCE COMPARISONS...............................................
 FINANCIAL STATEMENTS..................................................

    To Obtain a Statement of Additional Information, please complete the form below and mail to:



    International Corporate Marketing Group
    Attn: Group Annuity Operations
    100 Campus Drive, Suite 250
    Florham Park, NJ 07932



    Please send a Statement of Additional Information for OmniFlex-TM- funded by ICMG Secular Trust Separate Account to me at the following address:


----------------------------------------------------
                            Name

------------------------------------------------------------
                          Address

------------------------------------------------------------
    City/State                                           Zip
Code

                                       PART B

                        STATEMENT OF ADDITIONAL INFORMATION

                         HARTFORD LIFE INSURANCE COMPANY -
                        ICMG SECULAR TRUST SEPARATE ACCOUNT

                             OMNIFLEX VARIABLE ANNUITY





This Statement of Additional Information is not a Prospectus. The information contained herein should be read in conjunction with the Prospectus.

To obtain a Prospectus, send a written request to International Corporate Marketing Group, Attn: Group Annuity Operations, 100 Campus Drive, Suite 250, Florham Park, NJ 07932.




Date of Prospectus: May 1, 1998

Date of Statement of Additional Information:  May 1, 1998

                               TABLE OF CONTENTS


SECTION                                                     PAGE
-------                                                     ----
DESCRIPTION OF  HARTFORD LIFE INSURANCE COMPANY ...........

SAFEKEEPING OF ASSETS .....................................

INDEPENDENT PUBLIC ACCOUNTANTS ............................

DISTRIBUTION OF CERTIFICATES ..............................

CALCULATION OF YIELD AND RETURN ...........................

PERFORMANCE COMPARISONS ...................................

FINANCIAL STATEMENTS ......................................

                   DESCRIPTION OF HARTFORD LIFE INSURANCE COMPANY

Hartford Life Insurance Company ("Hartford") is a stock life insurance company engaged in the business of writing life insurance, both individual and group, in all states of the United States and the District of Columbia. Hartford was originally incorporated under the laws of Massachusetts on June 5, 1902, and was
subsequently redomiciled to Connecticut.   Its offices are located in Simsbury,
Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.



                                  HARTFORD RATINGS



                                 EFFECTIVE
RATING AGENCY                 DATE OF RATING  RATING        BASIS OF RATING
-------------                 --------------  ------        ---------------

A.M. Best and Company, Inc.       9/9/97        A+       Financial soundness and
                                                         operating performance.
Standard & Poor's                1/23/98       AA        Claims paying ability
Duff & Phelps                    1/23/98       AA+       Claims paying ability


                               SAFEKEEPING OF ASSETS

Title to the assets of the Separate Account is held by Hartford. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Divisions.


                           INDEPENDENT PUBLIC ACCOUNTANTS

The audited financial statements and financial statement schedules included in this prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.


                            DISTRIBUTION OF CERTIFICATES

Hartford Equity Sales Company, Inc. ("HESCO") serves as principal underwriter for the securities issued with respect to the Separate Account. HESCO is a wholly-owned subsidiary of Hartford. The securities will be sold by insurance and Variable Annuity agents of Hartford who are registered representatives of HESCO or independent broker-dealers. These broker-dealers are registered with the Commission under the Securities Exchange Act of 1934 as broker-dealers and are members of the National Association of Securities Dealers, Inc.

The offering of the Separate Account Certificates is continuous.

                       CALCULATION OF YIELD AND RETURN

YIELD OF THE HARTFORD MONEY MARKET FUND DIVISION. As summarized in the Prospectus under the heading "Performance Related Information," the yield of the Hartford Money Market Fund Division for a seven day period (the "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one accumulation unit of the Division at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include net investment income of the account (accrued daily dividends as declared by the underlying funds, less daily expense charges of the account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on the underlying fund shares.


The effective yield is calculated by compounding the base period return by adding 1, raising the sum to a power equal to 365/7 and subtracting 1 from the result, according to the following formula:

     Effective Yield = [(Base Period Return + 1) (365/7)] - 1

THE HARTFORD MONEY MARKET FUND DIVISION'S YIELD AND EFFECTIVE YIELD WILL VARY IN RESPONSE TO FLUCTUATIONS IN INTEREST RATES AND IN THE EXPENSES OF THE DIVISION. THE CURRENT YIELD AND EFFECTIVE YIELD REFLECT RECURRING CHARGES ON THE SEPARATE ACCOUNT LEVEL, INCLUDING THE MAXIMUM ANNUAL MAINTENANCE FEE.



The yield and effective yield for the seven day period ending December 31, 1997 for the Hartford Money Market Fund Division was as follows ($30 Annual Maintenance Fee):



DIVISIONS                                YIELD             EFFECTIVE YIELD
Hartford Money Market Fund*              4.70%                  4.82%



* Yield and effective yield for the seven day period ending December 31, 1997.

YIELDS OF HARTFORD BOND FUND AND LIMITED MATURITY BOND PORTFOLIO DIVISIONS. As summarized in the Prospectus under the heading "Performance Related Information," yields of the above Divisions will be computed by annualizing a recent month's net investment income, divided by a Fund share's net asset value on the last trading day of that month. Net changes in the value of a hypothetical account will assume the change in the underlying mutual fund's "net asset value per share" for the same period in addition to the daily expense charge assessed, at the Division level for the respective period.
The Divisions' yields will vary from time to time depending upon market conditions and, the composition of the underlying funds' portfolios. Yield should also be considered relative to changes in the value of the Divisions' shares and to the relative risks associated with the investment objectives and policies of the underlying Fund.



THE YIELD REFLECTS RECURRING CHARGES ON THE SEPARATE ACCOUNT LEVEL, INCLUDING THE ANNUAL MAINTENANCE FEE.



Yield calculations of the Divisions used for illustration purposes reflect the interest earned by the Divisions, less applicable asset charges assessed against an Owner's account over the base period. Yield quotations based on a 30 day period were computed by dividing the dividends and interests earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:



Example:



Current Yield Formula for the Division  2[((A-B)/(CD) + 1)(6) - 1]



Where     A = Dividends and interest earned during the period.
          B = Expenses accrued for the period (net of reimbursements).
          C = The average daily number of units outstanding during the period that were entitled to receive dividends.
          D = The maximum offering price per unit on the last day of the period.



DIVISIONS                                                          YIELD
---------                                                          -----

Hartford Bond Fund**                                               5.65%

Neuberger and Berman AMT Limited Maturity Bond Portfolio**         5.15%



**  Yield quotation based on a 30 day period ended December 31, 1997.



At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.



The method of calculating yields described above for these Divisions differs from the method used by the Divisions prior to May 1, 1988. The denominator of the fraction used to calculate yield was previously the average unit value for the period calculated. That denominator will hereafter be the unit value of the Divisions on the last trading day of the period calculated.


CALCULATION OF TOTAL RETURN. As summarized in the Prospectus under the heading "Performance Related Information," total return is a measure of the change in value of an investment in a Division over the period covered. The formula for total return used herein includes three steps: (1) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of units owned at the end of the period by the unit value per unit on the last trading day of the period; (2) assuming redemption at the end of the period and deducting any applicable contingent deferred sales charge and (3) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year. Total return will be calculated for one year, five years and ten years or some other relevant periods if a Division has not been in existence for at least ten years.


The following are the standardized average annual total return quotations for the Divisions for the 1, 5, and 10 year periods ended December 31, 1997:



     STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FOR YEAR ENDED DECEMBER 31, 1997



                                                           10 YEAR OR SINCE
DIVISIONS        INCEPTION DATE   1 YEAR       5 YEAR         INCEPTION*
---------        --------------   ------       ------      ----------------
 Hartford           8/31/77        1.89%        2.79%        4.95%
 Bond Fund
 Hartford            4/2/84       12.20%       14.28%       16.35%
 Capital
 Appreciation
 Fund
 Hartford            6/30/80       -3.70%       -.30%         1.66%
 Money Market
 Fund
 Neuberger &         3/22/94       20.48%         na         18.63%
 Berman AMT
 Partners
 Portfolio
 Neuberger &         2/28/89        9.50%        5.27%        7.33%
 Berman AMT
 Balanced
 Portfolio
 Neuberger &         9/10/84       -2.37%        .75%        3.13%
 Berman AMT
 Limited Maturity
 Bond Portfolio
 Fidelity VIP        10/9/86       17.53%       15.49%       13.17%
 Equity-Income
 Portfolio
 Fidelity VIP        9/19/85        7.79%        9.22%        8.98%
 High Income
 Portfolio
 Fidelity VIP II      9/6/89        9.23%        7.91%        8.56%
 Asset Manager

 Alger American      9/21/88        1.85%        7.86%        16.07%
 Small
 Capitalization
 Portfolio
 Alger American       1/9/89       15.39%       14.61%       15.89%
 Growth Portfolio
 JPM Bond             1/3/95         .06%          na         3.70%
 Portfolio
 JPM Equity           1/3/95       -9.00%          na         2.67%
 Portfolio
 JPM Small            1/3/95       12.20%          na        19.91%
 Company
 Portfolio
 JPM                  1/3/95       17.03%          na        21.70%
 International
 Opportunities
 Portfolio
 Morgan Stanley       1/2/97         na            na          .58%
 Fixed Income
 Portfolio
 Morgan Stanley       1/2/97         na            na         3.93%
 High Yield
 Portfolio
 Morgan Stanley       1/2/97         na            na        22.12%
 Equity Growth
 Portfolio
 Morgan Stanley       1/2/97         na            na        10.96%
 Value Portfolio
 Morgan Stanley       1/2/97         na            na        10.04%
 Global Equity
 Portfolio
 Morgan Stanley      10/1/96       -8.03%          na       -11.02%
 Emerging Markets
 Equity Portfolio



*Figures represent performance since inception for Divisions in existence for less than 10 years, or performance for 10 years for Divisions in existence for more than 10 years.



In addition to the standardized total return, the Division may advertise a non-standardized total return. This figure will usually be calculated for one year, five years, and ten years or other periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Division is higher than standardized total return for a Division.
For the fiscal year ended December 31, 1997, the non-standardized annualized total return for the Divisions listed below were as follows:

NON-STANDARDIZED ANNUALIZED TOTAL RETURN FOR YEAR ENDED DECEMBER 31, 1997



                                                                 10 YEAR OR SINCE
DIVISIONS              INCEPTION DATE   1 YEAR       5 YEAR         INCEPTION*
---------              --------------   ------       ------      ----------------
 Hartford                  8/31/77       10.63%       6.96%        8.10%
 Bond Fund
 Hartford                   4/2/84       21.55%       18.18%       18.83%
 Capital
 Appreciation Fund
 Hartford Money            6/30/80        4.63%        3.94%        5.04%
 Market Fund
 Neuberger & Berman AMT    3/22/94       30.40%         na         23.36%
 Partners Portfolio
 Neuberger & Berman AMT    2/28/89       18.68%       9.49%        10.48%
 Balanced Portfolio
 Neuberger & Berman AMT    9/10/84       6.05%        4.94%        6.38%
 Limited Maturity Bond
 Portfolio
 Fidelity VIP Equity-      10/9/86       27.27%       19.38%       15.97%
 Income Portfolio
 Fidelity VIP High         9/19/85       16.90%       13.18%       12.08
 Income Portfolio
 Fidelity VIP II Asset      9/6/89       19.87%       12.25%       12.00%
 Manager
 Alger American            9/21/88       10.67%       11.92%       18.44%
 Small Capitalization
 Portfolio
 Alger American             1/9/89       24.93%       18.51%       18.64%
 Growth Portfolio
 JPM Bond Portfolio         1/3/95       8.67%          na         8.59%
 JPM Equity Portfolio       1/3/95       26.68%         na         26.64%
 JPM Small Company          1/3/95       21.71%         na         24.86%
 Portfolio
 JPM International          1/3/95       -1.18%         na         7.46%
 Opportunities
 Portfolio
 Morgan Stanley Fixed       1/2/97         na           na         9.22%
 Income Portfolio
 Morgan Stanley High        1/2/97         na           na         12.79%
 Yield Portfolio
 Morgan Stanley Equity      1/2/97         na           na         32.19%
 Growth Portfolio
 Morgan Stanley Value       1/2/97         na           na         20.20%
 Portfolio
 Morgan Stanley Global      1/2/97         na           na         19.26%
 Equity Portfolio
 Morgan Stanley            10/1/96         na           na         -2.69%
 Emerging Markets
 Equity Portfolio



*Figures represent performance since inception for Divisions in existence for less than 10 years, or performance for 10 years for Divisions in existence for more than 10 years.

                              PERFORMANCE COMPARISONS

YIELD AND TOTAL RETURN. The total return and yield may also be used to compare the performance of the Divisions against certain widely acknowledged outside standards or indices for stock and bond market performance. Index performance is not representative of the performance of the Division to which it is compared and is not adjusted for commissions and other costs. Portfolio holdings of the Division will differ from those of the index to which it is compared. Performance comparison indices include the following:

The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of the rate of inflation. The index shows the average change in the cost of selected consumer goods and services and does not represent a return on an investment vehicle.

The Dow Jones Industrial Average is an unmanaged list of 30 common stocks frequently used as a general measure of stock market performance. Its performance figures reflect changes of market prices and reinvestment of all distributions.

Lehman Brothers Corporate Bond Index is an unmanaged list of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities. The average quality of bonds included in the index may be higher than the average quality of those bonds in which High Yield Fund customarily invests. The index does not include bonds in certain of the lower rating classifications in which the Fund may invest. The performance figures of the index reflect changes in market prices and reinvestment of all interest payments.

The Lehman Brothers Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

The Lehman Brothers Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency. The index does not include bonds in certain of the lower-rating classifications in which High Yield Fund invests. Its performance figures reflect changes in market prices and reinvestment of all interest payments.

Morgan Stanley Capital International World Index is an unmanaged list of approximately 1,450 equity securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East, with all values expressed in U.S. dollars. Performance figures reflect changes in market prices and reinvestment of distributions net of withholding taxes. The securities in the index change over time to maintain representativeness.

The NASDAQ-OTC Industrial Average (The "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded. Its performance figures reflect changes of market prices but do not reflect reinvestment of cash dividends.

Salomon Brothers Long-Term High-Grade Corporate Bond Index is an unmanaged list of publicly traded corporate bonds having a rating of at least AA by Standard & Poor's or Aa by Moody's and is frequently used as general measure of the performance of fixed-income securities. The average quality of bonds included in the index may be higher than the average quality of those bonds in which a Fund may customarily invests. The index does not include bonds in certain of the lower rating classifications in which the Fund may invest. Performance figures for the index reflect changes of market prices and reinvestment of all distributions.

The Salomon Brothers 7-10 Year Government Bond Index is an unmanaged list of U.S. Government and government agency securities with maturities of 7 to 10 years. Performance figures for the index reflect changes of market prices and reinvestment of all interest payments.

The Standard & Poor's Composite Index of 500 stocks (the "S&P 500") a market value-weighted and unmanaged index showing changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange. Its performance figures reflect changes of market prices and reinvestment of all regular cash dividends.

The Standard & Poor's 40 Utilities Index is unmanaged list of 40 utility stocks. The Index assumes reinvestment of all distributions and reflects changes in market prices but does not take into account brokerage commissions or other fees.

The manner in which total return and yield will be calculated for public use is described above.

--------------------------------------------------------------------------------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Hartford Life Insurance Company:

We have audited the accompanying Consolidated Balance Sheets of Hartford Life Insurance Company (the "Company") and subsidiaries as of December 31, 1997 and 1996, and the related Consolidated Statements of Income, Stockholder's Equity and Cash Flows for each of the three years in the period ended December 31, 1997. These consolidated financial statements and the schedules referred to below are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Hartford Life Insurance Company and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The schedules listed in Index to Consolidated Financial Statements and Schedules are presented for the purpose of complying with the Securities and Exchange Commission's rules and are not part of the basic financial statements. These schedules have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, fairly state in all material respects the financial data required to be set forth therein in relation to the basic financial statements taken as a whole.

                                         ARTHUR ANDERSEN LLP

Hartford, Connecticut
January 27, 1998

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                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                      ------------------------
                                                       1997     1996     1995
                                                      ------   ------   ------
                                                           (IN MILLIONS)
 Revenues
   Premiums and other considerations...............   $1,637   $1,705   $1,487
   Net investment income...........................    1,368    1,397    1,328
   Net realized capital gains (losses).............        4     (213)     (11)
                                                      ------   ------   ------
     Total revenues................................    3,009    2,889    2,804
                                                      ------   ------   ------
 Benefits, claims and expenses
   Benefits, claims and claim adjustment
    expenses.......................................    1,379    1,535    1,422
   Amortization of deferred policy acquisition
    costs..........................................      335      234      199
   Dividends to policyholders......................      240      635      675
   Other expenses..................................      586      427      317
                                                      ------   ------   ------
     Total benefits, claims and expenses...........    2,540    2,831    2,613
                                                      ------   ------   ------
   Income before income tax expense................      469       58      191
   Income tax expense..............................      167       20       62
                                                      ------   ------   ------
 Net income........................................   $  302   $   38   $  129
                                                      ------   ------   ------
                                                      ------   ------   ------

                See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS

                                                       AS OF DECEMBER
                                                             31,
                                                      -----------------
                                                       1997      1996
                                                      -------   -------
                                                        (IN MILLIONS,
                                                      EXCEPT FOR SHARE
                                                            DATA)
 Assets
   Investments
   Fixed maturities, available for sale, at fair
    value (amortized cost of $13,885 and
    $13,579).......................................   $14,176   $13,624
   Equity securities, at fair value................       180       119
   Policy loans, at outstanding balance............     3,756     3,836
   Other investments, at cost......................        47        56
                                                      -------   -------
     Total investments.............................    18,159    17,635
   Cash............................................        54        43
   Premiums receivable and agents' balances........        18       137
   Accrued investment income.......................       330       407
   Reinsurance recoverables........................     6,325     6,259
   Deferred policy acquisition costs...............     3,315     2,760
   Deferred income tax.............................       348       474
   Other assets....................................       352       357
   Separate account assets.........................    69,055    49,690
                                                      -------   -------
     Total assets..................................   $97,956   $77,762
                                                      -------   -------
                                                      -------   -------

 Liabilities
   Future policy benefits..........................   $ 3,270   $ 2,474
   Other policyholder funds........................    21,034    22,134
   Other liabilities...............................     2,254     1,572
   Separate account liabilities....................    69,055    49,690
                                                      -------   -------
     Total liabilities.............................    95,613    75,870
                                                      -------   -------

 Stockholder's Equity
   Common stock -- 1,000 shares authorized, issued
    and outstanding, par value $5,690..............         6         6
   Additional paid in capital......................     1,045     1,045
   Net unrealized capital gains on securities, net
    of tax.........................................       179        30
   Retained earnings...............................     1,113       811
                                                      -------   -------
     Total stockholder's equity....................     2,343     1,892
                                                      -------   -------
   Total liabilities and stockholder's equity......   $97,956   $77,762
                                                      -------   -------
                                                      -------   -------

                See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                    NET UNREALIZED
                                                                     CAPITAL GAINS
                                                     ADDITIONAL       (LOSSES) ON                       TOTAL
                                           COMMON     PAID IN         SECURITIES,      RETAINED     STOCKHOLDER'S
                                           STOCK      CAPITAL         NET OF TAX       EARNINGS        EQUITY
                                           ------  --------------   ---------------   -----------   -------------
                                                                       (IN MILLIONS)
 Balance, December 31, 1994..............    $6        $  826            $(654)         $  644         $  822
   Net income............................    --            --              --              129            129
   Capital contribution..................    --           181              --               --            181
   Change in net unrealized capital gains
    (losses) on securities, net of tax...    --            --             597               --            597
                                             --
                                                       ------          ------         -----------      ------
 Balance, December 31, 1995..............     6         1,007             (57)             773          1,729
   Net income............................    --            --              --               38             38
   Capital contribution..................    --            38              --               --             38
   Change in net unrealized capital gains
    (losses) on securities, net of tax...    --            --              87               --             87
                                             --
                                                       ------          ------         -----------      ------
 Balance, December 31, 1996..............     6         1,045              30              811          1,892
   Net income............................    --            --              --              302            302
   Change in net unrealized capital gains
    (losses) on securities, net of tax...    --            --             149               --            149
                                             --
                                                       ------          ------         -----------      ------
 Balance, December 31, 1997..............    $6        $1,045            $179           $1,113         $2,343
                                             --
                                             --
                                                       ------          ------         -----------      ------
                                                       ------          ------         -----------      ------

                See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                           FOR THE YEARS ENDED DECEMBER
                                                       31,
                                          ------------------------------
                                            1997       1996       1995
                                          --------   --------   --------
                                                  (IN MILLIONS)
Operating Activities
  Net income............................  $    302   $     38   $    129
  Adjustments to reconcile net income to
   cash provided by operating activities
  Depreciation and amortization.........         8         14         21
  Net realized capital (gains) losses...        (4)       213         11
  Decrease (increase) in deferred income
   taxes................................        40       (102)      (172)
  Increase in deferred policy
   acquisition costs....................      (555)      (572)      (379)
  Decrease (increase) in premiums
   receivable and agents' balances......       119         10        (81)
  Decrease (increase) in accrued
   investment income....................        77        (13)       (16)
  Decrease (increase) in other assets...        52       (132)      (177)
  (Increase) decrease in reinsurance
   recoverables.........................      (416)       179        (35)
  Increase (decrease) in liabilities for
   future policy benefits...............       796        (92)       483
  Increase in other liabilities.........       379        477        281
                                          --------   --------   --------
    Cash provided by operating
     activities.........................       798         20         65
                                          --------   --------   --------
Investing Activities
  Purchases of fixed maturity
   investments..........................    (6,231)    (5,747)    (6,228)
  Sales of fixed maturity investments...     4,232      3,459      4,845
  Maturities and principal paydowns of
   fixed maturity investments...........     2,329      2,693      1,741
  Net sales (purchases) of other
   investments..........................        24       (107)      (871)
  Net (purchases) sales of short-term
   investments..........................      (638)        84        (24)
                                          --------   --------   --------
    Cash (used for) provided by
     investing activities...............      (284)       382       (537)
                                          --------   --------   --------
Financing Activities
  Capital contribution..................        --         38         --
  Net (disbursements for) receipts from
   investment and universal life-type
   contracts (charged against) credited
   to policyholder accounts.............      (503)      (443)       498
                                          --------   --------   --------
    Cash (used for) provided by
     financing activities...............      (503)      (405)       498
                                          --------   --------   --------
  Increase (decrease) in cash...........        11         (3)        26
  Cash -- beginning of year.............        43         46         20
                                          --------   --------   --------
  Cash -- end of year...................  $     54   $     43   $     46
                                          --------   --------   --------
                                          --------   --------   --------
Supplemental Disclosure of Cash Flow
 Information:
  Net Cash Paid During the Year for:
  Income taxes..........................  $      9   $    189   $    162

Noncash Financing Activities:
  Capital contribution..................  $     --   $     --   $    181
                                          --------   --------   --------
                                          --------   --------   --------

                See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
   (DOLLAR AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA UNLESS OTHERWISE STATED)

 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

    These consolidated financial statements include Hartford Life Insurance Company and its wholly-owned subsidiaries (the "Company"), ITT Hartford Life and Annuity Insurance Company ("ILA") and ITT Hartford International Life Reassurance Corporation ("HLRe"), formerly American Skandia Life Reinsurance Corporation. The Company is a wholly-owned subsidiary of Hartford Life and Accident Insurance Company ("HLA"), a wholly-owned subsidiary of Hartford Life, Inc. ("Hartford Life"). Hartford Life is a direct subsidiary of Hartford Accident and Indemnity Company ("HA&I"), an indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). On February 10, 1997, Hartford Life filed a registration statement, as amended, with the Securities and Exchange Commission relating to an Initial Public Offering ("IPO") of the Hartford Life's Class A Common Stock. Pursuant to the IPO on May 22, 1997, Hartford Life sold to the public 26 million shares at $28.25 per share and received net proceeds of $687. Of the proceeds, $527 was used to retire debt related to Hartford Life's outstanding promissory notes and line of credit with the remaining $160 contributed by Hartford Life to HLA to support growth in its core businesses.

    On December 19, 1995, ITT Industries, Inc. (formerly ITT Corporation) ("ITT") distributed all the outstanding shares of capital stock of The Hartford to ITT stockholders of record on such date. As a result, The Hartford became an independent, publicly traded company.

    Along with its parent, the Company is a leading insurance and financial services company which provides (a) investment products such as individual variable annuities and fixed market value adjusted annuities, deferred compensation and retirement plan services and mutual funds for savings and retirement needs; (b) life insurance for income protection and estate planning; and (c) employee benefits products such as group life and group disability insurance and corporate owned life insurance.

 2. SIGNIFICANT ACCOUNTING POLICIES

(A) BASIS OF PRESENTATION

    These consolidated financial statements present the financial position, results of operations and cash flows of the Company. All material intercompany transactions and balances between the Company, its subsidiaries and affiliates have been eliminated. The consolidated financial statements are prepared on the basis of generally accepted accounting principles which differ materially from the statutory accounting practices prescribed by various insurance regulatory authorities.

    The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates include those used in determining deferred policy acquisition costs and the liability for future policy benefits and other policyholder funds. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

    Certain reclassifications have been made to prior year financial information to conform to the current year presentation.

(B) CHANGES IN ACCOUNTING PRINCIPLES

    In December 1997, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") No. 97-3 "Accounting by Insurance and Other Enterprises for Insurance Related Assessments". This SOP provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities. Specifically, the SOP provides guidance on when a guaranty fund or other assessment should be recognized, how to measure the liability, and what information should be disclosed. This SOP will be effective for fiscal years beginning after December 15, 1998. Adoption of SOP 97-3 is not expected to have a material impact on the Company's financial condition or results of operations.

    On November 14, 1996, the Emerging Issues Task Force ("EITF") reached a consensus on Issue No. 96-12, "Recognition of Interest Income and Balance Sheet Classification of Structured Notes". This EITF issue requires companies to record income on certain structured securities on a retrospective interest method. The Company adopted EITF No. 96-12 for structured securities acquired after November 14, 1996. Adoption of EITF No. 96-12 did not have a material effect on the Company's financial condition or results of operations.

    In June 1996, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities" which is effective for transfers and servicing of financial

--------------------------------------------------------------------------------

assets and extinguishments of liabilities occurring after December 31, 1996. This statement established criteria for determining whether transferred assets should be accounted for as sales or secured borrowings. Subsequently, in December 1996, the FASB issued SFAS No. 127, "Deferral of Effective Date of Certain Provisions of FASB Statement No. 125", which defers the effective date of certain provisions of SFAS No. 125 for one year. Adoption of SFAS No. 125 is not expected to have a material effect on the Company's financial condition or results of operations.

    Effective January 1, 1996, the Company adopted SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of". This statement establishes accounting standards for the impairment of long-lived assets, certain identifiable intangibles, and goodwill related to those assets to be held and used and for long-lived assets and certain identifiable intangibles to be disposed of. Adoption of SFAS No. 121 did not have a material effect on the Company's financial condition or results of operations.

    The Company's cash flows were not impacted by these changes in accounting principles.

(C) REVENUE RECOGNITION

    Revenues for universal life-type policies and investment products consist of policy charges for the cost of insurance, policy administration and surrender charges assessed to policy account balances and are recognized in the period in which services are provided. Premiums for traditional life insurance and disability policies are recognized as revenues when they are due from policyholders.

(D) FUTURE POLICY BENEFITS AND OTHER POLICYHOLDER FUNDS

    Liabilities for future policy benefits are computed by the net level premium method using interest rate assumptions varying from 3% to 11% and withdrawal and mortality assumptions appropriate at the time the policies were issued. Health reserves, which are the result of sales of group long-term and short-term disability, stop loss, Medicare Supplement and individual disability products, are stated at amounts determined by estimates on individual cases and estimates of unreported claims based on past experience. Liabilities for universal life-type and investment contracts are stated at policyholder account values before surrender charges.

(E) POLICYHOLDER REALIZED CAPITAL GAINS AND LOSSES

    Realized capital gains and losses on security transactions associated with the Company's immediate participation guaranteed contracts are excluded from revenues and deferred over the expected maturity of the securities, since under the terms of the contracts the realized gains and losses will be credited to policyholders in future years as they are entitled to receive them.

(F) INVESTMENTS

    The Company's investments in fixed maturities include bonds and commercial paper which are considered "available for sale" and accordingly are carried at fair value with the after-tax difference from cost reflected as a component of Stockholder's Equity designated "Net unrealized capital gains (losses) on securities, net of tax". Equity securities, which include common and non-redeemable preferred stocks, are carried at fair values with the after-tax difference from cost reflected in Stockholder's Equity. Policy loans are carried at outstanding balance which approximates fair value. Net realized capital gains and losses, after deducting pension policyholders' share, are reported as a component of revenue and are determined on a specific identification basis.

    The Company's accounting policy for impairment requires recognition of an other than temporary impairment charge on a security if it is determined that the Company is unable to recover all amounts due under the contractual obligations of the security. In addition, for securities expected to be sold, an other than temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to cost or amortized cost prior to the expected date of sale. Once an impairment charge has been recorded, the Company then continues to review the other than temporarily impaired securities for appropriate valuation on an on-going basis.

    During 1996, it was determined that certain individual securities within the investment portfolio supporting the Company's block of guaranteed rate contract business written prior to 1995 ("Closed Book GRC") could not recover to amortized cost prior to sale. Therefore, an other than temporary impairment loss of $88, after-tax, was recorded.

(G) DERIVATIVE INSTRUMENTS

    The Company uses a variety of derivative instruments including swaps, caps, floors, forwards and exchange traded financial futures and options as part of an overall risk management strategy. These instruments are used as a means of hedging exposure to price, foreign currency and/ or interest rate risk on planned investment purchases or existing assets and liabilities. The Company does not hold or issue derivative instruments for trading purposes. The Company's accounting for derivative instruments used to manage risk is in accordance with the concepts established in SFAS No. 80, "Accounting for Futures Contracts", SFAS No. 52, "Foreign Currency Translation", AICPA SOP 86-2, "Accounting for Options" and various EITF pronouncements. Written options are used, in all cases in conjunction with other assets and derivatives, as part of the Company's asset and liability management strategy. Derivative instruments are carried at values consistent with the asset or liability being hedged. Derivative instruments used to hedge fixed maturities or equity securities are carried at fair value

--------------------------------------------------------------------------------

with the after-tax difference from cost reflected in Stockholder's Equity. Derivative instruments used to hedge other invested assets or liabilities are carried at cost.

    Derivative instruments must be designated at inception as a hedge and measured for effectiveness both at inception and on an on-going basis. The Company's minimum correlation threshold for hedge designation is 80%. If correlation, which is assessed monthly and measured based on a rolling three month average, falls below 80%, hedge accounting will be terminated. Derivative instruments used to create a synthetic asset must meet synthetic accounting criteria including designation at inception and consistency of terms between the synthetic and the instrument being replicated. Consistent with industry practice, synthetic instruments are accounted for like the financial instrument it is intended to replicate. Derivative instruments which fail to meet risk management criteria, subsequent to acquisition, are marked to market with the impact reflected in the Consolidated Statements of Income.

    Gains or losses on financial futures contracts entered into in anticipation of the investment of future receipt of product cash flows are deferred and, at the time of the ultimate investment purchase, reflected as an adjustment to the cost basis of the purchased asset. Gains or losses on futures used in invested asset risk management are deferred and adjusted into the cost basis of the hedged asset when the contract futures are closed, except for futures used in duration hedging which are deferred and basis adjusted on a quarterly basis. The basis adjustments are amortized into net investment income over the remaining asset life.

    Open forward commitment contracts are marked to market through Stockholder's Equity. Such contracts are accounted for at settlement by recording the purchase of the specified securities at the previously committed price. Gains or losses resulting from the termination of forward commitment contracts before the delivery of the securities are recognized immediately in the Consolidated Statements of Income as a component of net investment income.

    The cost of options entered into as part of a risk management strategy are basis adjusted to the underlying asset or liability and amortized over the remaining life of the option. Gains or losses on expiration or termination are adjusted into the basis of the underlying asset or liability and amortized over the remaining asset life.

    Interest rate swaps involve the periodic exchange of payments without the exchange of underlying principal or notional amounts. Net receipts or payments are accrued and recognized over the life of the swap agreement as an adjustment to investment income. Should the swap be terminated, the gain or loss is adjusted into the basis of the asset or liability and amortized over the remaining life. Should the hedged asset be sold or liability terminated without terminating the swap position, any swap gains or losses are immediately recognized in net investment income. Interest rate swaps purchased in anticipation of an asset purchase ("anticipatory transaction") are recognized consistent with the underlying asset components such that the settlement component is recognized in the Consolidated Statements of Income while the change in market value is recognized as an unrealized capital gain or loss.

    Premiums paid on purchased floor or cap agreements and the premium received on issued cap or floor agreements (used for risk management) are adjusted into the basis of the applicable asset and amortized over the asset life. Gains or losses on termination of such positions are adjusted into the basis of the asset or liability and amortized over the remaining asset life. Net payments are recognized as an adjustment to income or basis adjusted and amortized depending on the specific hedge strategy.

    Forward exchange contracts and foreign currency swaps are accounted for in accordance with SFAS No. 52. Changes in the spot rate of instruments designated as hedges of the net investment in a foreign subsidiary are reflected in the cumulative translation adjustments component of Stockholder's Equity. Cash flows from futures, options, and swaps, accounted for as hedges, are included with the cash flows of the item being hedged.

(H) SEPARATE ACCOUNTS

    The Company maintains separate account assets and liabilities which are reported at fair value. Separate account assets are segregated from other investments, and investment income and gains and losses accrue directly to the policyholders. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, wherein the policyholder assumes the investment risk, and guaranteed separate account assets, wherein the Company contractually guarantees either a minimum return or account value to the policyholder.

(I) DEFERRED POLICY ACQUISITION COSTS

    Policy acquisition costs, which include commissions and certain underwriting expenses associated with acquiring business, are deferred and amortized over the estimated lives of the contracts, generally 20 years. Generally, acquisition costs are deferred and amortized using the retrospective deposit method. Under the retrospective deposit method, acquisition costs are amortized in proportion to the present value of expected gross profits from surrender charges, investment, mortality and expense margins. Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates, when appropriate, and evaluates the recoverability of the deferred acquisition cost asset. When appropriate, management revises its assumptions on the estimated gross profits of these contracts and the cumulative amortization

--------------------------------------------------------------------------------

for the books of business are reestimated and adjusted by a cumulative charge or credit to income.

    The Company's other expenses include the following:

                                          1997       1996       1995
                                        ---------  ---------  ---------
Commissions...........................  $     976  $     848  $     619
Deferred acquisition costs............       (862)      (823)      (618)
Other.................................        472        402        316
                                        ---------  ---------  ---------
    Total other expenses..............  $     586  $     427  $     317
                                        ---------  ---------  ---------
                                        ---------  ---------  ---------

(J) DIVIDENDS TO POLICYHOLDERS

    Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of the life insurance subsidiaries of the Company. The participating insurance in force accounted for 55%, 44%, and 41% in 1997, 1996, and 1995, respectively, of total insurance in force.

 3. INITIAL PUBLIC OFFERING

    On February 10, 1997, Hartford Life filed a registration statement, as amended, with the Securities and Exchange Commission, relating to the IPO of Hartford Life's Class A Common Stock. Pursuant to the IPO on May 22, 1997, Hartford Life sold to the public 26 million shares at $28.25 per share and received proceeds, net of offering expenses, of $687. Of the proceeds, $527 was used to retire debt related to Hartford Life's promissory notes outstanding and line of credit. The remaining $160 was contributed by Hartford Life to HLA to support growth in its core businesses. The 26 million shares sold in the Offering represent approximately 18.6% of the equity ownership in Hartford Life and approximately 4.4% of the combined voting power of Hartford Life's Class A and Class B Common Stock. The Hartford owns all of the 114 million outstanding shares of Class B Common Stock of Hartford Life, representing approximately 81.4% of the equity ownership in Hartford Life and approximately 95.6% of the combined voting power of Hartford Life's Class A and Class B Common Stock. Holders of Class A Common Stock generally have identical rights to the holders of Class B Common Stock except that the holders of Class A Common Stock are entitled to one vote per share while holders of Class B Common Stock are entitled to five votes per share on all matters submitted to a vote of Hartford Life's stockholders.

 4. INVESTMENTS AND DERIVATIVE INSTRUMENTS

(A) COMPONENTS OF NET INVESTMENT INCOME

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                      -------------------------------
                                        1997       1996       1995
                                      ---------  ---------  ---------
Interest income from fixed
 maturities.........................  $     932  $     918  $     996
Interest income from policy loans...        425        477        342
Income from other investments.......         26         15          1
                                      ---------  ---------  ---------
Gross investment income.............      1,383      1,410      1,339
Less: Investment expenses...........         15         13         11
                                      ---------  ---------  ---------
Net investment income...............  $   1,368  $   1,397  $   1,328
                                      ---------  ---------  ---------
                                      ---------  ---------  ---------

(B) COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)

                                                  FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                           ---------------------------------
                                              1997        1996       1995
                                              -----     ---------  ---------
Fixed maturities.........................   $      (7)  $    (201) $      23
Equity securities........................          12           2         (6)
Real estate and other....................          (1)         (4)       (25)
Less: Increase in liability to
 policyholders for realized capital
 gains...................................          --         (10)        (3)
                                                  ---   ---------  ---------
Net realized capital gains (losses)         $       4   $    (213) $     (11)
                                                  ---   ---------  ---------
                                                  ---   ---------  ---------

(C) NET UNREALIZED CAPITAL GAINS (LOSSES) ON EQUITY SECURITIES

                                                       FOR THE YEARS ENDED
                                                          DECEMBER 31,
                                              -------------------------------------
                                                 1997         1996         1995
                                                 -----        -----        -----
Gross unrealized capital gains..............   $      14    $      13    $       4
Gross unrealized capital losses.............          --           (1)          (2)
                                                     ---          ---          ---
Net unrealized capital gains................          14           12            2
Deferred income tax expense.................           5            4            1
                                                     ---          ---          ---
Net unrealized capital gains, net of tax....           9            8            1
Balance -- beginning of year................           8            1           (6)
                                                     ---          ---          ---
Net change in unrealized capital gains
 (losses) on equity securities..............   $       1    $       7    $       7
                                                     ---          ---          ---
                                                     ---          ---          ---

--------------------------------------------------------------------------------

(D) NET UNREALIZED CAPITAL GAINS (LOSSES) ON FIXED MATURITIES

                                                                    FOR THE YEARS ENDED
                                                                       DECEMBER 31,
                                                                   ---------------------
                                                                   1997    1996    1995
                                                                   -----   -----   -----
Gross unrealized capital gains...................................  $ 371   $ 386   $ 529
Gross unrealized capital losses..................................    (80)   (341)   (569)
Unrealized capital (gains) losses credited to policyholders......    (30)    (11)    (52)
                                                                   -----   -----   -----
Net unrealized capital gains (losses)............................    261      34     (92)
Deferred income tax expense (benefit)............................     91      12     (34)
                                                                   -----   -----   -----
Net unrealized capital gains (losses), net of tax................    170      22     (58)
Balance -- beginning of year.....................................     22     (58)   (648)
                                                                   -----   -----   -----
Net change in unrealized capital gains (losses) on fixed
 maturities......................................................  $ 148   $  80   $ 590
                                                                   -----   -----   -----
                                                                   -----   -----   -----

(E) FIXED MATURITY INVESTMENTS

                                                                                 AS OF DECEMBER 31, 1997
                                                                   ---------------------------------------------------
                                                                                   GROSS         GROSS
                                                                   AMORTIZED    UNREALIZED    UNREALIZED
                                                                      COST         GAINS        LOSSES      FAIR VALUE
                                                                   ----------   -----------   -----------   ----------
U.S. gov't and gov't agencies and authorities
 (guaranteed and sponsored)......................................    $   217       $  3          $ (1)        $   219
U.S. gov't and gov't agencies and authorities
 (guaranteed and sponsored) -- asset backed......................      1,175         64           (35)          1,204
States, municipalities and political subdivisions................        211          7            (1)            217
International governments........................................        376         20            (3)            393
Public utilities.................................................        871         26            (3)            894
All other corporate including international......................      5,033        200           (25)          5,208
All other corporate -- asset backed..............................      4,091         41            (8)          4,124
Short-term investments...........................................      1,318         --            --           1,318
Certificates of deposit..........................................        593         10            (4)            599
                                                                   ----------     -----         -----       ----------
    Total fixed maturities.......................................    $13,885       $371          $(80)        $14,176
                                                                   ----------     -----         -----       ----------
                                                                   ----------     -----         -----       ----------

                                                                                 AS OF DECEMBER 31, 1996
                                                                   ---------------------------------------------------
                                                                                   GROSS         GROSS
                                                                   AMORTIZED    UNREALIZED    UNREALIZED
                                                                      COST         GAINS        LOSSES      FAIR VALUE
                                                                   ----------   -----------   -----------   ----------
U.S. gov't and gov't agencies and authorities
 (guaranteed and sponsored)......................................    $   166       $ 12          $ (3)        $   175
U.S. gov't and gov't agencies and authorities
 (guaranteed and sponsored) -- asset backed......................      1,970        161          (128)          2,003
States, municipalities and political subdivisions................        373          6           (11)            368
International governments........................................        281         12            (4)            289
Public utilities.................................................        877         12            (8)            881
All other corporate including international......................      4,656        120          (107)          4,669
All other corporate -- asset backed..............................      3,601         49           (59)          3,591
Short-term investments...........................................      1,655         14           (21)          1,648
                                                                   ----------     -----       -----------   ----------
    Total fixed maturities.......................................    $13,579       $386          $(341)       $13,624
                                                                   ----------     -----       -----------   ----------
                                                                   ----------     -----       -----------   ----------

    The amortized cost and estimated fair value of fixed maturity investments at December 31, 1997 by estimated maturity year are shown below. Expected maturities differ from contractual maturities due to call or prepayment provisions. Asset backed securities, including MBS and CMO's, are distributed to maturity year based on the Company's estimates of the rate of future prepayments of principal over the remaining lives of the securities. These estimates are developed using prepayment speeds provided in broker consensus data. Such estimates are derived from prepayment speeds experienced at the interest rate levels projected for the applicable underlying collateral and can be expected to vary from actual experience.

                                    MATURITY

                                            AMORTIZED
                                              COST      FAIR VALUE
                                           -----------  -----------
One year or less.........................   $   2,838    $   2,867
Over one year through five years.........       5,528        5,595
Over five years through ten years........       3,094        3,156
Over ten years...........................       2,425        2,558
                                           -----------  -----------
    Total................................   $  13,885    $  14,176
                                           -----------  -----------
                                           -----------  -----------

--------------------------------------------------------------------------------

    Sales of fixed maturities, excluding short-term fixed maturities, for the years ended December 31, 1997, 1996 and 1995 resulted in proceeds of $4.2 billion, $3.5 billion and $4.8 billion, gross realized capital gains of $169, $87 and $91, gross realized capital losses (including writedowns) of $176, $298 and $72, respectively. Sales of equity security investments for the years ended December 31, 1997, 1996 and 1995 resulted in proceeds of $132, $74 and $64, gross realized capital gains of $12, $2 and $28 and gross realized capital losses of $0, $0 and $59, respectively.

(F) CONCENTRATION OF CREDIT RISK

    Excluding investments in U.S. government and agencies, the Company has not invested in the securities of a single issuer in amounts greater than 10% of stockholder's equity at December 31, 1997.

(G) DERIVATIVE INSTRUMENTS

    The Company utilizes a variety of derivative instruments, including swaps, caps, floors, forwards and exchange traded futures and options, in accordance with Company policy and in order to achieve one of three Company approved objectives: to hedge risk arising from interest rate, price or currency exchange rate volatility; to manage liquidity; or, to control transactions costs. The Company utilizes derivative instruments to manage market risk through four principal risk management strategies: hedging anticipated transactions, hedging liability instruments, hedging invested assets and hedging portfolios of assets and/or liabilities. The Company does not trade in these instruments for the express purpose of earning trading profits.
    The Company maintains a derivatives counterparty exposure policy which establishes market-based credit limits, favors long-term financial stability and creditworthiness, and typically requires credit enhancement/credit risk reducing agreements. Credit risk is measured as the amount owed to the Company based on current market conditions and potential payment obligations between the Company and its counterparties. Credit exposures are quantified weekly and netted, and collateral is pledged to or held by the Company to the extent the current value of derivatives exceed exposure policy thresholds.

    The Company's derivative program is monitored by an internal compliance unit and is reviewed by senior management and Hartford Life's Finance Committee. Notional amounts, which represent the basis upon which pay or receive amounts are calculated and are not reflective of credit risk, pertaining to derivative financial instruments (excluding the Company's guaranteed separate account derivative investments), totaled $6.5 billion and $9.9 billion ($4.6 billion and $7.4 billion related to the Company's investments, $1.9 billion and $2.5 billion on the Company's liabilities) at December 31, 1997 and 1996, respectively.

    The table below provides a summary of derivative instruments held by the Company at December 31, 1997 and 1996, segregated by major investment and liability category:

                                                          1997 -- AMOUNT HEDGED (NOTIONAL AMOUNTS)
                                     ----------------------------------------------------------------------------------
                                                           PURCHASED
                                                             CAPS,                                FOREIGN
                                      TOTAL      ISSUED      FLOORS                   INTEREST    CURRENCY     TOTAL
                                     CARRYING    CAPS &       AND        FUTURES        RATE       SWAPS      NOTIONAL
           ASSETS HEDGED              VALUE      FLOORS     OPTIONS        (2)         SWAPS        (3)        AMOUNT
-----------------------------------  --------   --------   ----------   ----------   ----------   --------   ----------
Asset backed securities (excluding
 inverse floaters and
 anticipatory).....................  $  5,253   $    500   $ 1,404      $    28      $      221     $--       $ 2,153
Inverse floaters (1)...............        75         47        80           --              25      --           152
Anticipatory (4)...................        --         --        --           --              --      --            --
Other bonds and notes..............     7,531        462       460           22           1,258      91         2,293
Short-term investments.............     1,317         --        --           --              --      --            --
                                     --------   --------   ----------       ---      ----------     ---      ----------
    Total fixed maturities.........    14,176      1,009     1,944           50           1,504      91         4,598
Equity securities, policy loans and
 other investments.................     3,983         --        --           --              --      --            --
                                     --------   --------   ----------       ---      ----------     ---      ----------
    Total investments..............  $ 18,159   $  1,009   $ 1,944      $    50      $    1,504     $91       $ 4,598
    Long term debt.................        --         --        --           --              --      --            --
    Other policy claims............        --         10       150           --           1,747      --         1,907
                                     --------   --------   ----------       ---      ----------     ---      ----------
  Total derivatives -- notional
   value...........................             $  1,019   $ 2,094      $    50      $    3,251     $91       $ 6,505
                                     --------   --------   ----------       ---      ----------     ---      ----------
Total derivatives -- fair value....             $     (8)  $    23      $    --      $       19     $(6)      $    28
                                     --------   --------   ----------       ---      ----------     ---      ----------
                                     --------   --------   ----------       ---      ----------     ---      ----------

--------------------------------------------------------------------------------

                                                      1996 --AMOUNT HEDGED (NOTIONAL AMOUNTS)
                                     --------------------------------------------------------------------------
                                                                                              FOREIGN
                                      TOTAL    ISSUED    PURCHASED                 INTEREST   CURRENCY   TOTAL
                                     CARRYING  CAPS &   CAPS, FLOORS                 RATE      SWAPS    NOTIONAL
           ASSETS HEDGED              VALUE    FLOORS   AND OPTIONS   FUTURES (2)    SWAPS      (3)     AMOUNT
-----------------------------------  --------  -------  ------------  -----------  ---------  --------  -------
Asset backed securities (excluding
 inverse floaters and
 anticipatory).....................  $  5,242  $   500    $   2,454       $  --     $    941    $  --   $3,895
Inverse floaters (1)...............       352       98          856          --          346       --    1,300
Anticipatory (4)...................        --       --           --         132           --       --      132
Other bonds and notes..............     7,369      425          440           5        1,079      125    2,074
Short-term investments.............       661       --           --          --           --       --       --
                                     --------  -------  ------------      -----    ---------  --------  -------
    Total fixed maturities.........    13,624    1,023        3,750         137        2,366      125    7,401
Equity securities, policy loans and
 other investments.................     4,011       --           --          --           19       --       19
                                     --------  -------  ------------      -----    ---------  --------  -------
    Total investments..............  $ 17,635  $ 1,023    $   3,750       $ 137     $  2,385    $ 125   $7,420
    Long term debt.................        --       --           --          --           --       --       --
    Other policy claims............        --       10          150          --        2,351       --    2,511
                                     --------  -------  ------------      -----    ---------  --------  -------
    Total derivatives -- notional
     value.........................            $ 1,033    $   3,900       $ 137     $  4,736    $ 125   $9,931
                                     --------  -------  ------------      -----    ---------  --------  -------
    Total derivatives -- fair
     value.........................            $   (10)   $      38       $  --     $      2    $  (9 ) $   21
                                     --------  -------  ------------      -----    ---------  --------  -------
                                     --------  -------  ------------      -----    ---------  --------  -------

---------

    (1) Inverse floaters are variations of collateralized mortgage obligations ("CMO's") for which the coupon rates move inversely with an index rate such as the London interbank offered rate ("LIBOR"). The risk to principal is considered negligible as the underlying collateral for the securities is guaranteed or sponsored by government agencies. To address the volatility risk created by the coupon variability, the Company uses a variety of derivative instruments, primarily interest rate swaps, caps and floors.

    (2) As of December 31, 1997 and 1996, over 44% and 39% , respectively, of the notional futures contracts expire within one year.

    (3) As of December 31, 1997 and 1996, over 16% and 42%, respectively, of foreign currency swaps expire within one year; the balance matures over the succeeding 9 years.

    (4) Deferred gains and losses on anticipatory transactions are included in the carrying value of fixed maturities in the Consolidated Balance Sheets. At the time of the ultimate purchase, they are reflected as a basis adjustment to the purchased asset. At December 31, 1997, the Company had $0 deferred gains and losses. At December 31, 1996, the Company had $0.9 in net deferred gains for futures, interest rate swaps and purchased options of which $2.0 was basis adjusted in 1997.

    The following is a reconciliation of notional amounts by derivative type and strategy as of December 31, 1997 and 1996:

                                             DECEMBER 31, 1996               MATURITIES/    DECEMBER 31, 1997
                                              NOTIONAL AMOUNT    ADDITIONS TERMINATIONS (1)  NOTIONAL AMOUNT
                                             -----------------   -------- ----------------- -----------------
BY DERIVATIVE TYPE
Caps.........................................      $1,755         $   14       $  530            $1,239
Floors.......................................       3,168             28        1,332             1,864
Swaps/Forwards...............................       4,861            941        2,460             3,342
Futures......................................         137            131          218                50
Options......................................          10             --           --                10
                                                 -------         --------     -------           -------
    Total....................................      $9,931         $1,114       $4,540            $6,505
                                                 -------         --------     -------           -------
BY STRATEGY
Liability....................................      $2,511         $  191       $  795            $1,907
Anticipatory.................................         132              4          136                --
Asset........................................       2,112            739        1,046             1,805
Portfolio....................................       5,176            180        2,563             2,793
                                                 -------         --------     -------           -------
    Total....................................      $9,931         $1,114       $4,540            $6,505
                                                 -------         --------     -------           -------
                                                 -------         --------     -------           -------

---------

(1) During 1997, the Company had no significant gains or losses on terminations of hedge positions using derivative financial instruments.

--------------------------------------------------------------------------------

 5. FAIR VALUE OF FINANCIAL INSTRUMENTS

    Statement of Financial Accounting Standards No. 107 "Disclosure about Fair Value of Financial Instruments" requires disclosure of fair value information of financial instruments. For certain financial instruments where quoted market prices are not available, other independent valuation techniques and assumptions are used. Because considerable judgment is used, these estimates are not necessarily indicative of amounts that could be realized in a current market exchange. SFAS No. 107 excludes certain financial instruments from disclosure, including insurance contracts.

    For cash, short-term investments, accounts receivable, policy loans, mortgage loans and other liabilities, carrying amounts on the Consolidated Balance Sheets approximate fair value.

    Fair value for fixed maturities and marketable equity securities are based upon quoted market prices. Fair value for securities that are not publicly traded are analytically determined. These amounts are disclosed in Note 4 of Notes to Consolidated Financial Statements.

    The fair value of derivative financial instruments, including swaps, caps, floors, futures, options and forward commitments, is determined using a pricing model which is validated through quarterly comparison to dealer quoted prices. Amounts are disclosed in Note 4 of Notes to Consolidated Financial Statements.

    Fair value for partnerships and trusts are based on external market valuations from partnership and trust management.

    Other policy claims and benefits payable fair value information is determined by estimating future cash flows, discounted at the current market rate.

    The carrying amount and fair values of the Company's financial instruments at December 31, 1997 and 1996 were as follows:

                                                                1997                1996
                                                         ------------------  ------------------
                                                         CARRYING    FAIR    CARRYING    FAIR
                                                          AMOUNT     VALUE    AMOUNT     VALUE
                                                         ---------  -------  ---------  -------
ASSETS
  Fixed maturities.....................................   $ 14,176  $14,176   $ 13,624  $13,624
  Equity securities....................................        180      180        119      119
  Policy loans.........................................      3,756    3,756      3,836    3,836
  Mortgage loans.......................................         --       --          2        2
  Investments in partnerships, trusts and other........         47       91         54      104
LIABILITIES
  Other policy benefits................................   $ 11,769  $11,755   $ 11,707  $11,469

 6. SEPARATE ACCOUNTS

    The Company maintained separate account assets and liabilities totaling $69.1 billion and $49.7 billion at December 31, 1997 and 1996, respectively, which are reported at fair value. Separate account assets are segregated from other investments and net investment income and net realized capital gains and losses accrue directly to the policyholder. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts totaling $58.6 billion and $39.4 billion at December 31, 1997 and 1996, respectively, wherein the policyholder assumes the investment risk, and guaranteed separate accounts totaling $10.5 and $10.3 billion at December 31, 1997 and 1996, respectively, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. Included in the non-guaranteed category were policy loans totaling $1.9 billion and $2.0 billion at December 31, 1997 and 1996, respectively. Net investment income (including net realized capital gains and losses) and interest credited to policyholders on separate account assets are not reflected in the Consolidated Statements of Income.

    Separate account management fees were $699, $538 and $387 in 1997, 1996 and 1995, respectively. The guaranteed separate accounts include fixed market value adjusted individual annuity and modified guaranteed life insurance. The average credited interest rate on these contracts was 6.52% at December 31, 1997. The assets that support these liabilities were comprised of $10.2 billion in fixed maturities as of December 31, 1997. The portfolios are segregated from other investments and are managed to minimize liquidity and interest rate risk. In order to minimize the risk of disintermediation associated with early withdrawals, fixed MVA annuity and modified guaranteed life insurance contracts carry a graded surrender charge as well as a market value adjustment. Additional investment risk is hedged using a variety of derivatives which totaled $119 in carrying value and $3.0 billion in notional amounts as of December 31, 1997.

--------------------------------------------------------------------------------

 7. INCOME TAX

    Hartford Life and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain adjustments, generally will be determined as though the Company were filing separate Federal, state and local income tax returns.

    As long as The Hartford continues to beneficially own, directly or indirectly, at least 80% of the combined voting power and 80% of the value of the outstanding capital stock of Hartford Life, the Company will be included for Federal income tax purposes in the affiliated group of which The Hartford is the common parent. To the extent allowed by law, it is the intention of The Hartford and its subsidiaries to continue to file a single consolidated Federal income tax return. The Company will continue to remit (receive from) The Hartford a current income tax provision (benefit) computed in accordance with such tax sharing agreement. The Company's effective tax rate was 36%, 35% and 32% in 1997, 1996 and 1995, respectively.

    Income tax expense is as follows:

                                                    FOR THE YEARS ENDED
                                                       DECEMBER 31,
                                                 -------------------------
                                                 1997     1996       1995
                                                 ----    ------     ------
Current......................................    $119    $  122     $  211
Deferred.....................................      48      (102)      (149)
                                                 ----    ------     ------
  Income tax expense.........................    $167    $   20     $   62
                                                 ----    ------     ------
                                                 ----    ------     ------

    A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision for income taxes is as follows:

                                              FOR THE YEARS ENDED DECEMBER 31,
                                             -----------------------------------
                                               1997        1996         1995
                                             ---------     -----        -----
Tax provision at the U.S. Federal statutory
 rate......................................  $     164   $      20    $      67
Tax-exempt income..........................         --          --           (3)
Foreign tax credit.........................         --          --           (4)
Other......................................          3          --            2
                                             ---------         ---          ---
  Total....................................  $     167   $      20    $      62
                                             ---------         ---          ---
                                             ---------         ---          ---

    Deferred tax assets include the following at December 31:

                                                     1997       1996
                                                   ---------  ---------
Tax return deferred acquisition costs............  $     639  $     514
Financial statement deferred acquisition costs
 and reserves....................................       (366)      (242)
Employee benefits................................          5          8
Net unrealized capital gains on securities.......        (96)       (16)
Investments and other............................        166        210
                                                   ---------  ---------
  Total..........................................  $     348  $     474
                                                   ---------  ---------
                                                   ---------  ---------

    Income taxes paid were $9, $189 and $162 in 1997, 1996 and 1995, respectively. The Company had a current tax payment of $27 due to The Hartford at December 31, 1997 and a tax refund due from The Hartford of $72 at December 31, 1996.

    Prior to the Tax Reform Act of 1984, the Life Insurance Company Income Tax Act of 1959 permitted the deferral from taxation of a portion of statutory income under certain circumstances. In these situations, the deferred income was accumulated in a "Policyholders' Surplus Account" and will be taxable in the future only under conditions which management considers to be remote; therefore, no Federal income taxes have been provided on this deferred income. The balance for tax return purposes of the Policyholders' Surplus Account as of December 31, 1997 was $37.

 8. POSTRETIREMENT BENEFIT AND SAVINGS PLANS

(A) PENSION PLANS

    The Company's employees are included in The Hartford's noncontributory defined benefit pension plans. These plans provide pension benefits that are based on years of service and the employee's compensation during the last ten years of employment. The Company's funding policy is to contribute annually an amount between the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, as amended, and the maximum amount that can be deducted for U.S. Federal income tax purposes. Generally, pension costs are funded through the purchase of the Company's group pension contracts. The cost to the Company was approximately $5, $5 and $2 in 1997, 1996 and 1995, respectively.

    The Company also provides, through The Hartford, certain health care and life insurance benefits for eligible retired employees. A substantial portion of the Company's employees may become eligible for these benefits upon retirement. The Company's contribution for health care benefits will depend on the retiree's date of retirement and years of service. In addition, the plan has a defined dollar cap which limits average Company contributions. The Company has prefunded a portion of the health care and life insurance obligations through trust funds where such prefunding can be accomplished on a tax effective basis. Postretirement health care and life insurance benefits expense, allocated by The Hartford, was immaterial to the results of operations for 1997, 1996 and 1995, respectively.

    The assumed rate in the per capita cost of health care (the health care trend rate) was 8.5% for 1997, decreasing ratably to 6.0% in the year 2001. Increasing the health care trend rates by one percent per year would have an immaterial impact on the accumulated postretirement benefit obligation and the annual expense. To the extent that the actual experience differs from the inherent assumptions,

--------------------------------------------------------------------------------

the effect will be amortized over the average future service of covered employees.

(B) INVESTMENT AND SAVINGS PLAN
Substantially all employees of the Company are eligible to participate in The Hartford's Investment and Savings Plan. Under this plan, designated contributions, which may be invested in Class A Common Stock of Hartford Life or certain other investments, are matched, up to 3% of compensation, by the Company. The cost to the Company for the above-mentioned plans was approximately $2 in 1997.

 9. STOCK COMPENSATION PLANS

    During the second quarter of 1997, Hartford Life adopted the 1997 HLI Incentive Stock Plan (the "Plan"). Under the Plan, options granted may be either non-qualified options or incentive stock options qualifying under Section 422A of the Internal Revenue Code. The aggregate number of shares of Class A Common Stock which may be awarded in any one year shall be subject to an annual limit. The maximum number of shares of Class A Common Stock which may be granted under the Plan in each year shall be 1.5% of the total issued and outstanding shares of Hartford Life Class A Common Stock and treasury stock as reported in the Annual Report on Hartford Life's Form 10-K for the preceding year plus unused portions of such limit from prior years. In addition, no more than 5,000,000 shares of Class A Common Stock shall be cumulatively available for awards of incentive stock options under the Plan, and no more than 20% of the total number of shares on a cumulative basis shall be available for restricted stock and performance shares.

    All options granted have an exercise price equal to the market price of Hartford Life's stock on the date of grant and an option's maximum term is ten years. Certain nonperformance based options become exercisable upon the attainment of specified market price appreciation of Hartford Life's common shares or at seven years after the date of grant, while the remaining nonperformance based options become exercisable over a three year period commencing with the date of grant.

    Also included in the Plan are long term performance awards which become payable upon the attainment of specific performance goals achieved over a three year period.

    During the second quarter of 1997, Hartford Life established the HLI Employee Stock Purchase Plan ("ESPP"). Under this plan, eligible employees of Hartford Life and the Company may purchase Class A Common Stock of Hartford Life at a 15% discount from the lower of the market price at the beginning or end of the quarterly offering period. Hartford Life may sell up to 2,700,000 shares of stock to eligible employees. Hartford Life sold 54,316 shares under the ESPP in 1997.

 10. REINSURANCE

    The Company cedes insurance to other insurers, including its parent HLA, in order to limit its maximum loss. Such transfer does not relieve the Company of its primary liability. The Company also assumes insurance from other insurers. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

    Net premiums and other considerations were comprised of the following:

                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                 -------------------------------------
                                                   1997          1996          1995
                                                 ---------     ---------     ---------
Gross premiums...............................     $  2,164      $  2,138      $  1,545
Assumed......................................          159           190           591
Ceded........................................         (686)         (623)         (649)
                                                 ---------     ---------     ---------
  Net premiums and other considerations......     $  1,637      $  1,705      $  1,487
                                                 ---------     ---------     ---------
                                                 ---------     ---------     ---------

    The Company ceded approximately $76, $100 and $101 of group life premium in 1997, 1996 and 1995, respectively, representing $33.6 billion, $33.3 billion and $32.3 billion of insurance in force, respectively. The Company ceded $339, $318 and $320 of accident and health premium to HLA in 1997, 1996 and 1995, respectively. The Company assumed $89, $101 and $103 of premium in 1997, 1996 and 1995, respectively, representing $8.2 billion, $8.5 billion and $8.5 billion of individual life insurance in force, respectively, from HLA.

    Life reinsurance recoveries, which reduce death and other benefits, approximated $158, $140 and $220 for the years ended December 31, 1997, 1996 and 1995, respectively.

    As of December 31, 1997, the Company had reinsurance recoverables of $5.0 billion from Mutual Benefit Life Assurance Corporation ("Mutual Benefit"), supported by assets in a security trust of $5.0 billion (including policy loans and accrued interest of $4.5 billion). The risk of Mutual Benefit becoming insolvent is mitigated by the reinsurance agreement's requirement that the assets be kept in a security trust with the Company as sole beneficiary. The Company has no other significant reinsurance-related concentrations of credit risk.

 11. RELATED PARTY TRANSACTIONS

    Transactions of the Company with HA&I and its affiliates relate principally to tax settlements, reinsurance, insurance coverage, rental and service fees, payment of dividends and capital contributions. In addition, certain affiliated insurance companies purchased group annuity contracts from the Company to fund pension costs and claim annuities to settle casualty claims. Substantially all general insurance expenses related to the Company, including rent and employee benefit plan expenses, are initially paid by The Hartford. Direct expenses are allocated to the Company using specific identification, and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which,

--------------------------------------------------------------------------------

depending on type, are allocated based on either a percentage of direct expenses or on utilization. Indirect expenses allocated to the Company by The Hartford were $34, $40, and $45 in 1997, 1996 and 1995, respectively. Management believes that the methods used are reasonable.

    The rent paid to Hartford Fire for space occupied by the Company was $7 in 1997, and $3 in 1996 and 1995. The Company expects to pay annual rent of $7 in 1998 and 1999, respectively, $12 in 2000 and 2001, respectively, $13 in 2002 and $87 thereafter, over the remaining term of the sublease, which expires on December 31, 2009. Rental expense is recognized over a level basis over the term of the sublease and amounted to approximately $9 in 1997 and $8 in 1996 and 1995.

 12. STATUTORY RESULTS

    The domestic insurance subsidiaries of Hartford Life prepare their statutory financial statements in accordance with accounting practices prescribed by the State of Connecticut Insurance Department. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations, and general administrative rules.

                                                    FOR THE YEARS ENDED
                                                        DECEMBER 31,
                                                 --------------------------
                                                  1997      1996      1995
                                                 ------    ------    ------
Statutory net income.........................    $  214    $  144    $  112
                                                 ------    ------    ------
Statutory surplus............................    $1,441    $1,207    $1,125
                                                 ------    ------    ------
                                                 ------    ------    ------

    A significant percentage of the consolidated statutory surplus is permanently reinvested or is subject to various state regulatory restrictions which limit the payment of dividends without prior approval. The total amount of statutory dividends which may be paid by the insurance subsidiaries of the Company in 1998 is estimated to be $144.

 13. COMMITMENTS AND CONTINGENT LIABILITIES

(A) LITIGATION

    The Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary and punitive damages have been asserted. Although there can be no assurances, management, at the present time, does not anticipate that the ultimate liability arising from such pending or threatened litigation will have a material effect on the financial condition or operating results of the Company.

(B) GUARANTY FUNDS

    Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company's insurance subsidiaries pursuant to these laws may be used as credits for a portion of the Company's insurance subsidiaries' premium taxes. The Company paid guaranty fund assessments of approximately $15, $11 and $10 in 1997, 1996 and 1995, respectively, of which $4, $5, and $6 were estimated to be creditable against premium taxes.

 14. BUSINESS SEGMENT INFORMATION

    The Company, along with its parent, sells financial products such as fixed and variable annuities, retirement plan services, and life and disability insurance on both an individual and a group basis. The Company divides its core businesses into three segments: Annuity, Individual Life Insurance, and Employee Benefits. The Company also maintains a Guaranteed Investment Contracts segment, which is primarily comprised of guaranteed rate contract business written prior to 1995 and a Corporate Operation. The Annuity segment offers individual variable annuities and fixed market value adjusted annuities, deferred compensation and retirement plan services, mutual funds, investment management services and other financial products. The Individual Life Insurance segment sells a variety of individual life insurance products, including variable life, universal life, interest-sensitive whole life, and term life policies. The Employee Benefits segment sells group insurance products, including group life, group short and long-term disability and corporate owned life insurance, and engages in certain international operations. The Guaranteed Investment Contracts segment sells a limited amount of guaranteed investment contracts and contains Closed Book GRC. Through its Corporate Operation, the Company reports items that are not directly allocable to any of its business segments. Included in the Corporate Operation are unallocated income and expense and certain other items not directly allocable to any segment. Net realized capital gains and losses are recognized in the period of realization, but are allocated to the segments utilizing durations of the segment portfolios.

--------------------------------------------------------------------------------

    The following table outlines revenues, operating income and assets by business segment:

                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                           ----------------------------------
                                                             1997         1996         1995
                                                           --------     --------     --------
REVENUES
  Annuity..............................................    $  1,269     $    968     $    759
  Individual Life Insurance............................         487          440          383
  Employee Benefits....................................         972        1,366        1,273
  Guaranteed Investment Contracts......................         241           34          337
  Corporate Operation..................................          40           81           52
                                                           --------     --------     --------
    Total revenues.....................................    $  3,009     $  2,889     $  2,804
                                                           --------     --------     --------
                                                           --------     --------     --------
INCOME (LOSS) BEFORE INCOME TAX EXPENSE (BENEFIT)
  Annuity..............................................    $    317     $    226     $    171
  Individual Life Insurance............................          85           68           56
  Employee Benefits....................................          53           44           37
  Guaranteed Investment Contracts......................          --         (346)        (103)
  Corporate Operation..................................          14           66           30
                                                           --------     --------     --------
    Total income before income tax expense.............    $    469     $     58     $    191
                                                           --------     --------     --------
                                                           --------     --------     --------
ASSETS
  Annuity                                                  $ 69,152     $ 52,877     $ 39,732
  Individual Life Insurance............................       4,918        3,753        3,173
  Employee Benefits....................................      18,196       14,708       13,494
  Guaranteed Investment Contracts......................       3,347        4,533        6,069
  Corporate Operation..................................       2,343        1,891        1,729
                                                           --------     --------     --------
    Total assets.......................................    $ 97,956     $ 77,762     $ 64,197
                                                           --------     --------     --------
                                                           --------     --------     --------

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
--------------------------------------------------------------------------------

   SCHEDULE I -- SUMMARY OF INVESTMENTS OTHER THAN INVESTMENTS IN AFFILIATES
                            AS OF DECEMBER 31, 1997
                                 (IN MILLIONS)

                                                                   AMOUNT AT
                                                                     WHICH
                                                         FAIR       SHOWN ON
TYPE OF INVESTMENT                              COST     VALUE   BALANCE SHEET
---------------------------------------------  -------  -------  --------------
Fixed Maturities
Bonds and Notes
  U. S. gov't and gov't agencies and
   authorities (guaranteed and sponsored)      $   217  $   219     $   219
  U. S. gov't and gov't agencies and
   authorities (guaranteed and sponsored) --
   asset-backed..............................    1,175    1,204       1,204
  States, municipalities and political
   subdivisions..............................      211      217         217
  International governments..................      376      393         393
  Public utilities...........................      871      894         894
  All other corporate including
   international.............................    5,033    5,208       5,208
  All other corporate -- asset-backed........    4,091    4,124       4,124
  Short-term investments.....................    1,318    1,318       1,318
Certificates of deposit......................      593      599         599
                                               -------  -------     -------
Total fixed maturities.......................   13,885   14,176      14,176
                                               -------  -------     -------
Equity Securities
Common Stocks
  Public utilities...........................       --       --          --
  Banks, trusts and insurance companies......       --       --          --
  Industrial and miscellaneous...............      166      180         180
  Nonredeemable preferred stocks.............       --       --          --
                                               -------  -------     -------
Total equity securities......................      166      180         180
                                               -------  -------     -------
Total fixed maturities and equity
 securities..................................   14,051   14,356      14,356
                                               -------  -------     -------
Real Estate..................................       --       --          --
Other Investments
  Mortgage loans on real estate..............       --       --          --
  Policy loans...............................    3,756    3,756       3,756
  Investments in partnerships, trusts and
   other.....................................       47       91          47
                                               -------  -------     -------
Total other investments......................    3,803    3,847       3,803
                                               -------  -------     -------
Total investments............................  $17,854  $18,203     $18,159
                                               -------  -------     -------
                                               -------  -------     -------

                                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
--------------------------------------------------------------------------------

              SCHEDULE III -- SUPPLEMENTARY INSURANCE INFORMATION
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
                                 (IN MILLIONS)

                                                              FUTURE
                                                              POLICY
                                                             BENEFITS,
                                                              UNPAID       OTHER
                                                DEFERRED      CLAIMS       POLICY
                                                 POLICY      AND CLAIM   CLAIMS AND      PREMIUMS          NET
                                               ACQUISITION   ADJUSTMENT   BENEFITS       AND OTHER      INVESTMENT
SEGMENT                                           COSTS      EXPENSES     PAYABLE     CONSIDERATIONS     INCOME
---------------------------------------------  -----------   ---------   ----------   ---------------   ---------

1997
Annuity......................................    $2,478       $2,070      $ 6,838         $  769         $  500
Individual Life Insurance....................       837          392        2,182            323            164
Employee Benefits............................        --          780        9,232            541            431
Guaranteed Investment Contracts..............        --           --        2,782              2            239
Corporate Operation..........................        --           28           --              2             34
                                               -----------   ---------   ----------       ------        ---------
Consolidated operations......................    $3,315       $3,270      $21,034         $1,637         $1,368
                                               -----------   ---------   ----------       ------        ---------
                                               -----------   ---------   ----------       ------        ---------

1996
Annuity......................................    $2,030       $1,526      $ 6,016         $  535         $  433
Individual Life Insurance....................       730          346        2,160            287            153
Employee Benefits............................        --          574        9,834            881            485
Guaranteed Investment Contracts..............        --           --        4,124              2            251
Corporate Operation..........................        --           28           --             --             75
                                               -----------   ---------   ----------       ------        ---------
Consolidated operations......................    $2,760       $2,474      $22,134         $1,705         $1,397
                                               -----------   ---------   ----------       ------        ---------
                                               -----------   ---------   ----------       ------        ---------

1995
Annuity......................................    $1,561       $1,314      $ 5,661         $  319         $  400
Individual Life Insurance....................       615          706        1,932            246            137
Employee Benefits............................        12          325        9,285            922            351
Guaranteed Investment Contracts..............        --           28        5,720             --            377
Corporate Operation..........................        --           --           --             --             63
                                               -----------   ---------   ----------       ------        ---------
Consolidated operations......................    $2,188       $2,373      $22,598         $1,487         $1,328
                                               -----------   ---------   ----------       ------        ---------
                                               -----------   ---------   ----------       ------        ---------


                                                   NET        BENEFITS,    AMORTIZATION
                                                REALIZED     CLAIMS AND     OF DEFERRED
                                                 CAPITAL        CLAIM         POLICY
                                                  GAINS      ADJUSTMENT     ACQUISITION    DIVIDENDS TO     OTHER
SEGMENT                                         (LOSSES)      EXPENSES         COSTS       POLICYHOLDERS   EXPENSES
---------------------------------------------  -----------   -----------   -------------   -------------  ----------
1997
Annuity......................................    $  --         $  445          $250            $ --         $  257
Individual Life Insurance....................       --            242            83              --             77
Employee Benefits............................       --            425             2             240            252
Guaranteed Investment Contracts..............       --            232            --              --              9
Corporate Operation..........................        4             35            --              --             (9)
                                               -----------   -----------      -----           -----          -----
Consolidated operations......................    $   4         $1,379          $335            $240         $  586
                                               -----------   -----------      -----           -----          -----
                                               -----------   -----------      -----           -----          -----
1996
Annuity......................................    $  --         $  412          $174            $ --         $  156
Individual Life Insurance....................       --            245            59              --             68
Employee Benefits............................       --            546            --             635            141
Guaranteed Investment Contracts..............     (219)           332             1              --             47
Corporate Operation..........................        6             --            --              --             15
                                               -----------   -----------      -----           -----          -----
Consolidated operations......................    $(213)        $1,535          $234            $635         $  427
                                               -----------   -----------      -----           -----          -----
                                               -----------   -----------      -----           -----          -----
1995
Annuity......................................    $  --         $  317          $117            $ --         $  114
Individual Life Insurance....................       --            203            70              --             54
Employee Benefits............................       --            424            --             675            137
Guaranteed Investment Contracts..............       --            453            12              --             15
Corporate Operation..........................      (11)            25            --              --             (3)
                                               -----------   -----------      -----           -----          -----
Consolidated operations......................    $ (11)        $1,422          $199            $675         $  317
                                               -----------   -----------      -----           -----          -----
                                               -----------   -----------      -----           -----          -----

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
--------------------------------------------------------------------------------

                           SCHEDULE IV -- REINSURANCE
                                 (IN MILLIONS)

                                                                 CEDED TO      ASSUMED FROM               PERCENTAGE
                                                     GROSS        OTHER           OTHER         NET        OF AMOUNT
                                                     AMOUNT     COMPANIES       COMPANIES      AMOUNT   ASSUMED TO NET
                                                    --------  --------------  --------------  --------  ---------------
For the year ended December 31, 1997
Life insurance in force...........................  $245,487     $ 178,771       $  33,156    $ 99,872        33.2%
Insurance revenues
  Life insurance and annuities....................     1,818           340             157       1,635         9.6%
  Accident and health insurance...................       346           346               2           2       100.0%
                                                    --------  --------------       -------    --------
Total insurance revenues..........................  $  2,164     $     686       $     159    $  1,637         9.7%
                                                    --------  --------------       -------    --------
                                                    --------  --------------       -------    --------
For the year ended December 31, 1996
  Life insurance in force.........................  $177,094     $ 106,146       $  31,957    $102,905        31.1%
Insurance revenues
  Life insurance and annuities....................     1,801           298             169       1,672        10.1%
  Accident and health insurance...................       337           325              21          33        63.6%
                                                    --------  --------------       -------    --------
Total insurance revenues..........................  $  2,138     $     623       $     190    $  1,705        11.1%
                                                    --------  --------------       -------    --------
                                                    --------  --------------       -------    --------
For the year ended December 31, 1995
  Life insurance in force.........................  $182,716     $ 112,774       $  26,996    $ 96,938        27.8%
Insurance revenues
  Life insurance and annuities....................     1,232           325             574       1,481        38.8%
  Accident and health insurance...................       313           324              17           6       283.3%
                                                    --------  --------------       -------    --------
Total insurance revenues..........................  $  1,545     $     649       $     591    $  1,487        39.7%
                                                    --------  --------------       -------    --------
                                                    --------  --------------       -------    --------

                                          PART C

                                    OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

          (a) All financial statements are included in Part A and Part B of the Registration Statement.

          (b)    (1) The resolution of the Board of Directors of Hartford Life
                     Insurance Company ("Hartford") authorizing the Separate Account (1)

                 (2) Not applicable.

                 (3) (a) Principal Underwriting Agreement (2)

                 (3) (b) Form of Dealer Agreement (2)

                 (4) Group Flexible Premium Deferred Variable Annuity Contract
                     and Certificate (1)

                 (5) Form of Application (1)

                 (6) (a) Articles of Incorporation of Hartford. (3)

                     (b) Bylaws of Hartford. (1)

                 (7) Not applicable.

                 (8) Form of Participation Agreement between the Registrant and the underlying Funds (1)

                 (9) Opinion and Consent of Lynda Godkin, Senior Vice President,
                     General Counsel, Corporate Secretary.


--------------------

     (1) Incorporated by reference to Pre-Effective Amendment No. 1, to the Registration Statement File No. 33-59069, dated October 30, 1995.

     (2) Incorporated by reference to Post-Effective Amendment No. 1, to the Registration Statement File No. 33-59069, dated May 1, 1996.

     (3) Incorporated by reference to Post-Effective Amendment No. 2, to the Registration Statement File No. 33-59069, filed on April 15, 1997.

         (10)    Consent of Arthur Andersen LLP, Independent Public Accountants.

         (11)    No financial statements are omitted.

         (12)    Not applicable.

         (13)    Not applicable.

         (14)    Not applicable.

         (15)    Copy of Power of Attorney.

         (16)    Organizational Chart.


Item 25.  Directors and Officers of the Depositor


------------------------------------------------------------------------------
 NAME                        POSITION WITH HARTFORD
------------------------------------------------------------------------------
 Dong H. Ahn                 Vice President
------------------------------------------------------------------------------
 Wendell J. Bossen           Vice President
------------------------------------------------------------------------------
 Gregory A. Boyko            Senior Vice President, Chief Financial Officer,
                             and Treasurer, Director*
------------------------------------------------------------------------------
 Peter W. Cummins            Senior Vice President
------------------------------------------------------------------------------
 Ann M. de Raismes           Senior Vice President
------------------------------------------------------------------------------
 Timothy M. Fitch            Vice President and Actuary
------------------------------------------------------------------------------
 David T. Foy                Vice President
------------------------------------------------------------------------------
 Bruce D. Gardner            Vice President
------------------------------------------------------------------------------
 J. Richard Garrett          Vice President and Assistant Treasurer
------------------------------------------------------------------------------
 John P. Ginnetti            Executive Vice President & Director of Asset
                             Management Services, Director*
------------------------------------------------------------------------------
 William A. Godfrey, III     Senior Vice President
------------------------------------------------------------------------------
 Lynda Godkin                Senior Vice President, General Counsel and
                             Corporate Secretary, Director*
------------------------------------------------------------------------------
 Lois W. Grady               Vice President
------------------------------------------------------------------------------
 Christopher Graham          Vice President
------------------------------------------------------------------------------
 Mark E. Hunt                Vice President
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 NAME                        POSITION WITH HARTFORD
------------------------------------------------------------------------------
 Stephen T. Joyce            Vice President
------------------------------------------------------------------------------
 Michael D. Keeler           Vice President
------------------------------------------------------------------------------
 Robert A. Kerzner           Senior Vice President
------------------------------------------------------------------------------
 David N. Levenson           Vice President
------------------------------------------------------------------------------
 Steven M. Maher             Vice President and Actuary
------------------------------------------------------------------------------
 William B. Malchodi, Jr.    Vice President
------------------------------------------------------------------------------
 Raymond J. Marra            Vice President
------------------------------------------------------------------------------
 Thomas M. Marra             Executive Vice President and Director, Individual
                             Life and Annuity Division, Director*
------------------------------------------------------------------------------
 Robert F. Nolan, Jr.        Senior Vice President
------------------------------------------------------------------------------
 Joseph J. Noto              Vice President
------------------------------------------------------------------------------
 C. Michael O'Halloran       Vice President
------------------------------------------------------------------------------
 Lawrence M. O'Rourke        Vice President
------------------------------------------------------------------------------
 Daniel E. O'Sullivan        Vice President
------------------------------------------------------------------------------
 Craig R. Raymond            Senior Vice President and Chief Actuary
------------------------------------------------------------------------------
 Marry P. Robinson           Vice President
------------------------------------------------------------------------------
 Donald A. Salama            Vice President
------------------------------------------------------------------------------
 Timothy P. Schiltz          Vice President
------------------------------------------------------------------------------
 Lowndes A. Smith            President and Chief Executive Officer, Director*
------------------------------------------------------------------------------
 Keith A. Stevenson          Vice President
------------------------------------------------------------------------------
 Edward A. Sweeney           Vice President
------------------------------------------------------------------------------
 Judith V. Tilbor            Vice President
------------------------------------------------------------------------------
 Raymond P. Welnicki         Senior Vice President and Director, Employee
                             Benefit Division, Director*
------------------------------------------------------------------------------
 Walter C. Welsh             Senior Vice President
------------------------------------------------------------------------------
 Lizabeth H. Zlatkus         Senior Vice President, Director*
------------------------------------------------------------------------------
 David M. Znamierowski       Senior Vice President, Director*
------------------------------------------------------------------------------

Unless otherwise indicated, the principal business address of each the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

*Denotes Board of Directors.

Item 26. Persons Controlled By or Under Common Control with the Depositor or Registrant

          Filed herewith as Exhibit 16.

Item 27.  Number of Contract Owners

          As of March 31, 1998, there have been no contracts issued by the Registrant.

Item 28.  Indemnification.

          Under Section 33-772 of the Connecticut General Statutes, unless limited by its certificate of incorporation, the Registrant must indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he is or was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding.


          The Registrant may indemnify an individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal proceeding, had no reason to believe his conduct was unlawful. Conn. Gen. Stat. Section 33-771(a). Additionally, pursuant to Conn. Gen. Stat. Section 33-776, the Registrant may indemnify officers and employees or agents for liability incurred and for any expenses to which they becomes subject by reason of being or having been an employees or officers of the Registrant. Connecticut law does not prescribe standards for the indemnification of officers, employees and agents and expressly states that their indemnification may be broader than the right of indemnification granted to directors.


          The foregoing statements are specifically made subject to the detailed provisions of Section 33-770 et seq.


          Notwithstanding the fact that Connecticut law obligates the Registrant to indemnify a only a director that was successful on the merits in a suit, under Article VIII, Section 1 of the Registrant's bylaws, the Registrant must indemnify both directors and officers of the Registrant for (1) any claims and liabilities to which they become subject by reason of being or having been a directors or officers of the company and legal and (2) other expenses incurred in defending against such claims, in each case, to the extent such is consistent with statutory provisions.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 29.  Principal Underwriters

          (a) HESCO acts as principal underwriter for the following investment companies:

                 Hartford Life Insurance Company - ICMG Secular Trust Separate Account
                 Hartford Life Insurance Company - Separate Account VL II Hartford Life Insurance Company - Separate Account VL I Hartford Life and Annuity Insurance Company - Separate Account VL II
                 Hartford Life and Annuity Insurance Company - Separate Account VL I
                 Hartford Life and Annuity Insurance Company - ICMG Registered Variable Life Separate Account One

          (b)    Directors and Officers of HESCO




                     Name and Principal               Positions and Offices
                      Business Address*                  With Underwriter
                     ------------------               ---------------------
                     Lowndes A. Smith             President and Chief Executive
                                                  Officer, Director
                     John P. Ginnetti             Executive Vice President, Director
                     Thomas M. Marra              Executive Vice President, Director
                     Peter W. Cummins             Senior Vice President, Director

                     Donald E. Waggaman, Jr.      Treasurer
                     Lynda Godkin                 Senior Vice President, General
                                                  Counsel and Corporate Secretary
                     George R. Jay                Controller
                     J. Richard Garrett           Vice President
                     Donald A. Salama             Vice President

                 Unless otherwise indicated, the principal business address of each the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

      Item 30.   Location of Accounts and Records

                 All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Hartford at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

      Item 31.   Management Services

                 All management contracts are discussed in Part A and Part B of this Registration Statement.

      Item 32.   Undertakings

          (a) The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the Variable Annuity Contracts may be accepted.

          (b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

          (c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

          (d) Hartford hereby represents that the aggregate fees and charges under the Contracts are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

          The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Council of Life Insurance, Ref. No. IP-6-88, November 28, 1988. The Registrant has complied with conditions one through four of the no-action letter.

                                     SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and duly caused this Registration Statement to be signed on its behalf, in the City of Hartford, and State of Connecticut on this 10th day of April, 1998.



HARTFORD LIFE INSURANCE COMPANY -
ICMG SECULAR TRUST SEPARATE ACCOUNT
       (Registrant)


*By:  /s/ Peter W. Cummins
    ---------------------------------------
    Peter W. Cummins, Senior Vice President

HARTFORD LIFE INSURANCE COMPANY              *By: /s/ Lynda Godkin
           (Depositor)                           --------------------------
                                                 Lynda Godkin
                                                 Attorney-in-Fact
*By: /s/ Peter W. Cummins
    ---------------------------------------
    Peter W. Cummins, Senior Vice President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the dates indicated.

Gregory A. Boyko, Senior Vice President,
    Chief Financial Officer, and Treasurer,
    Director*
John P. Ginnetti, Executive Vice
    President, Director*
Lynda Godkin, Senior Vice President,
    General Counsel, and Corporate
    Secretary, Director*

Thomas M. Marra, Executive Vice                   *By: /s/ Lynda Godkin
    President, Director*                               ------------------------
Lowndes A. Smith, President,                               Lynda Godkin
    Chief Executive Officer, Director*                     Attorney-In-Fact
Raymond P. Welnicki, Senior Vice
    President, Director*                           Dated: April 10, 1998
Lizabeth H. Zlatkus, Senior Vice President,
    Director*
David M. Znamierowski, Senior Vice President,
    Director

                                   EXHIBIT INDEX


(9) Opinion and Consent of Lynda Godkin, Senior Vice President, General Counsel and Corporate Secretary

(10)      Consent of Arthur Andersen LLP, Independent Public Accountants

(15)      Copy of Power of Attorney

(16)      Organizational Chart